UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05883

Dreyfus Index Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2017

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus International Stock Index Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Stock Index Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Stock Index Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus International Stock Index Fund’s Class I shares produced a total return of 23.04%, and its Investor shares returned 22.71%.1 This compares with a 23.44% total return for the fund’s benchmark, the MSCI EAFE Index (the “Index”), during the same period.2

International equity markets gained ground during the reporting period, supported by improving economic data, better-than-expected corporate earnings, and positive political developments. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index and, to pursue its goal, the fund is generally fully invested in stocks included in the Index and in futures whose performance is tied to certain countries included in the Index. The fund generally invests in all stocks included in the Index. The fund’s investments are selected to match the benchmark composition along individual name, country, and industry weighting, and other benchmark characteristics. Under these circumstances, the fund maintains approximately the same weighting for each stock as the Index.

The Index is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Each stock in the Index is weighted by its float-adjusted market capitalization.

Political Stability and Improving Economics Buoyed Markets

Investors over the final months of 2016 responded cautiously to political uncertainty in the United States stemming from the unexpected election of a new presidential administration. As a result, the Index began the reporting period with mild declines. However, investor sentiment changed dramatically in early 2017 when international markets were cheered by encouraging global economic data and waning fears of U.S. protectionism.

Stocks in the Eurozone were bolstered by an improving regional economy, better-than-expected corporate earnings, and encouraging statements from the European Central Bank, which upgraded growth forecasts while pledging to keep stimulus programs in place for the time being. At the same time, Dutch and French election results reaffirmed regional unity by rejecting nationalist candidates opposed to membership in the European Union. The United Kingdom participated in the market’s rise but lagged its neighbors as the country began the process of exiting the European Union, and local political turmoil continued when elections in June resulted in a hung parliament. In Japan, solid corporate financial results bolstered returns, the Bank of Japan issued a positive revision to its economic forecast, and investors responded enthusiastically to the reelection of the country’s pro-business prime minister.

3

DISCUSSION OF FUND PERFORMANCE (continued)

These developments enabled the Index to produce returns that were roughly in line with broad-based measures of large-cap U.S. stock market performance.

Financial Stocks Led Global Markets Higher

The Index’s gains over the reporting period were led by a rebounding financials sector. Banks, insurance companies, and capital market firms benefited from rising lending margins, waning political concerns in developed markets, and accelerating global economic growth. Japanese and European banks particularly benefited from higher interest rates, which supported positive bond yields and wider lending margins. Industrial stocks fared quite well across a wide range of countries, boosted by rising demand for machinery and electronic components in the recovering economy. Most notably, demand for industrial products and services rebounded strongly in China as local economic conditions improved, benefiting a number of manufacturers in Europe and Japan. Aerospace-related companies also fared well in an environment of rising demand for commercial aircraft.

From a country perspective, Japan contributed significantly to the Index’s gains amid the nation’s strongest economic growth in two years. A weakening U.S. dollar and robust demand for Japanese goods from China and the United States helped boost business conditions for exporters of semiconductors and factory automation technology.

Although all 11 of the industry groups represented in the Index produced positive absolute returns over the reporting period, the telecommunication services sector posted only a mild gain due to weakness among landline providers, heavy debt loads, and intensifying competitive pressures. The real estate sector also lagged market averages, mainly due to soft Japanese and Australian property markets.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the global economic recovery appears to have gained momentum, and corporate earnings have continued to exceed many analysts’ expectations. However, the market’s currently constructive conditions could be undermined by unexpected economic and political developments. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Stock Index Fund Investor shares and Class I shares and the MSCI EAFE Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor and Class I shares of Dreyfus International Stock Index Fund on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	5 Years	10 Years
Investor Shares	6/30/97	22.71%	8.02%	0.66%
Class I Shares	8/31/16	23.04%	8.09%†	0.69%†
MSCI EAFE Index		23.44%	8.53%	1.10%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Stock Index Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Investor Shares	Class I
Expenses paid per $1,000†	$3.18	$1.86
Ending value (after expenses)	$1,104.30	$1,105.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Investor Shares	Class I
Expenses paid per $1,000†	$3.06	$1.79
Ending value (after expenses)	$1,022.18	$1,023.44

† Expenses are equal to the fund’s annualized expense ratio of .60% for Investor Shares and .35% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Shares	Value ($)
Common Stocks - 97.1%
Australia - 6.6%
AGL Energy	27,149	525,073
Alumina	90,532	162,136
Amcor	46,575	564,636
AMP	119,496	454,538
APA Group	45,190	296,058
Aristocrat Leisure	22,606	407,451
ASX	8,086	334,062
Aurizon Holdings	85,479	338,883
AusNet Services	72,030	97,577
Australia & New Zealand Banking Group	119,393	2,734,016
Bank of Queensland	16,881	172,610
Bendigo & Adelaide Bank	20,921	182,216
BHP Billiton	130,542	2,651,623
BlueScope Steel	20,308	199,569
Boral	50,759	277,766
Brambles	65,384	473,395
Caltex Australia	10,982	287,958
Challenger	23,612	240,351
CIMIC Group	4,044	149,647
Coca-Cola Amatil	22,091	137,795
Cochlear	2,328	313,443
Commonwealth Bank of Australia	70,589	4,193,989
Computershare	19,692	234,811
Crown Resorts	16,014	142,296
CSL	18,473	1,964,238
Dexus	40,447	302,442
Domino's Pizza Enterprises	2,506	89,358
Flight Centre Travel Group	2,140	76,651
Fortescue Metals Group	62,149	220,705
Goodman Group	71,675	458,601
GPT Group	73,335	285,687
Harvey Norman Holdings	21,349	61,763
Healthscope	74,351	111,533
Incitec Pivot	69,755	203,939
Insurance Australia Group	97,973	491,893
James Hardie Industries-CDI	18,915	287,940
LendLease Group	21,737	269,677
Macquarie Group	13,224	995,401
Medibank Private	115,899	272,319
Mirvac Group	150,475	277,551
National Australia Bank	109,822	2,745,151

8

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Australia - 6.6% (continued)
Newcrest Mining	30,798		528,232
Oil Search	57,186		323,003
Orica	15,372		245,535
Origin Energy	70,777	[a]	430,104
Qantas Airways	18,369		86,461
QBE Insurance Group	55,136		450,679
Ramsay Health Care	5,670		290,359
REA Group	2,402		132,878
Rio Tinto	17,681		939,809
Santos	74,951	[a]	258,137
Scentre Group	222,910		685,830
SEEK	13,743		193,220
Sonic Healthcare	16,995		283,165
South32	219,113		565,143
Stockland	100,018		346,001
Suncorp Group	51,741		537,768
Sydney Airport	46,218		251,502
Tabcorp Holdings	30,122		103,512
Tatts Group	49,555		158,155
Telstra	171,658		465,080
TPG Telecom	14,383		59,443
Transurban Group	85,157		790,573
Treasury Wine Estates	30,068		360,147
Vicinity Centres	137,818		279,520
Wesfarmers	45,774		1,464,387
Westfield	81,220		482,997
Westpac Banking	136,622		3,449,559
Woodside Petroleum	31,615		743,561
Woolworths	52,656		1,042,972
			40,634,480
Austria - .3%
ANDRITZ	3,175		179,520
Erste Group Bank	12,469	[a]	535,809
OMV	6,042		363,021
Raiffeisen Bank International	5,860	[a]	204,166
Voestalpine	4,531		249,303
			1,531,819
Belgium - 1.2%
Ageas	7,979		387,063
Anheuser-Busch InBev	31,189		3,816,518
Colruyt	2,524		129,099
Groupe Bruxelles Lambert	3,239		347,790
KBC Group	10,453		868,283

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Belgium - 1.2% (continued)
Proximus	6,406		212,742
Solvay	2,982		443,055
Telenet Group Holding	2,038	[a]	140,966
UCB	5,232		380,845
Umicore	7,824		349,696
			7,076,057
Bermuda - .1%
Jardine Strategic Holdings	9,200		385,848
Cayman Islands - .1%
CK Asset Holdings	107,975		887,866
China - .0%
Yangzijiang Shipbuilding Holdings	91,000		105,146
Denmark - 1.8%
AP Moller - Maersk, Cl. A	154		285,424
AP Moller - Maersk, Cl. B	270		518,593
Carlsberg, Cl. B	4,315		492,747
Chr. Hansen Holding	4,149		363,056
Coloplast, Cl. B	4,922		433,008
Danske Bank	30,106		1,148,489
DONG Energy	6,818	[b]	382,083
DSV	7,672		593,272
Genmab	2,302	[a]	464,850
H Lundbeck A/S	2,420		143,800
ISS	6,826		288,929
Novo Nordisk, Cl. B	76,117		3,786,637
Novozymes, Cl. B	9,311		514,213
Pandora	4,591		433,354
TDC	33,595		198,628
Tryg	3,988		94,952
Vestas Wind Systems	8,830		778,884
William Demant Holding	4,877	[a]	140,701
			11,061,620
Finland - .9%
Elisa	6,022		242,639
Fortum	19,062		404,785
Kone, Cl. B	13,894		752,090
Metso	4,971		180,720
Neste	5,198		289,605
Nokia	238,076		1,169,193
Nokian Renkaat	4,816		220,862
Orion, Cl. B	4,244		174,015
Sampo, Cl. A	18,573		973,131
Stora Enso, Cl. R	22,540		352,614

10

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Finland - .9% (continued)
UPM-Kymmene	21,468		645,180
Wartsila	5,989		385,788
			5,790,622
France - 10.3%
Accor	7,311		364,792
Aeroports de Paris	1,220		205,493
Air Liquide	17,366		2,211,005
Airbus	23,539		2,406,052
Alstom	5,912		239,240
Altice, Cl. A	19,330	[a]	364,655
Altice, Cl. B	3,963	[a]	74,738
Arkema	2,916		368,372
Atos	3,854		598,877
AXA	78,838		2,381,266
BNP Paribas	45,695		3,568,392
Bollore	38,721		187,182
Bollore	188	[a]	891
Bouygues	8,649		415,232
Bureau Veritas	11,441		306,455
Capgemini	6,695		813,791
Carrefour	22,631		455,530
Casino Guichard Perrachon	2,041		116,579
Cie de Saint-Gobain	20,699		1,214,241
Cie Generale des Etablissements Michelin	7,085		1,025,017
CNP Assurances	6,982		162,456
Credit Agricole	46,593		813,022
Danone	24,353		1,989,702
Dassault Aviation	93		145,055
Dassault Systemes	5,236		556,060
Edenred	8,683		250,331
Eiffage	2,922		305,277
Electricite de France	21,516		281,707
Engie	74,238		1,254,768
Essilor International	8,595		1,088,292
Eurazeo	1,483		137,870
Eurofins Scientific	427		267,099
Eutelsat Communications	6,845		171,508
Fonciere Des Regions	1,331		135,553
Gecina	1,784		289,478
Groupe Eurotunnel	19,532		245,492
Hermes International	1,294		671,584
ICADE	1,543		134,802

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
France - 10.3% (continued)
Iliad	1,135		283,393
Imerys	1,513		137,803
Ingenico Group	2,382		231,241
Ipsen	1,317		159,240
JCDecaux	3,359		128,533
Kering	3,059		1,402,149
Klepierre	9,148		363,851
Lagardere	4,384		144,392
Legrand	10,721		796,382
L'Oreal	10,232		2,277,075
LVMH Moet Hennessy Louis Vuitton	11,405		3,402,316
Natixis	36,653		287,424
Orange	80,742		1,324,726
Pernod Ricard	8,816		1,322,174
Peugeot	21,013		498,474
Publicis Groupe	8,508		554,594
Remy Cointreau	1,005		130,530
Renault	7,335		727,451
Rexel	12,502		223,177
Safran	12,644		1,331,885
Sanofi	46,406		4,394,213
Schneider Electric	22,832	[a]	2,006,656
SCOR	6,634		275,451
SEB	924		172,211
Societe BIC	1,212		128,008
Societe Generale	31,248		1,739,883
Sodexo	3,822		486,387
Suez	14,618		257,119
Thales	4,298		447,984
Total	97,619		5,443,367
Unibail-Rodamco	4,128		1,033,106
Valeo	9,814		664,189
Veolia Environnement	19,068		451,779
Vinci	20,666		2,023,317
Vivendi	42,839		1,064,139
Wendel	1,242		209,488
Zodiac Aerospace	8,639		247,050
			62,989,013
Germany - 9.0%
adidas	7,671		1,707,139
Allianz	18,710		4,344,701
Axel Springer	1,985		133,878
BASF	37,595		4,099,855

12

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Germany - 9.0% (continued)
Bayer	33,869		4,406,821
Bayerische Motoren Werke	13,715		1,397,892
Beiersdorf	4,077		457,337
Brenntag	6,419		363,503
Commerzbank	43,977	[a]	602,681
Continental	4,569		1,159,707
Covestro	4,583	[b]	439,679
Daimler	39,138		3,250,103
Deutsche Bank	84,303		1,369,894
Deutsche Boerse	7,923		818,437
Deutsche Lufthansa	10,331		329,733
Deutsche Post	40,206		1,841,510
Deutsche Telekom	132,970		2,422,480
Deutsche Wohnen-BR	14,637		623,430
E.ON	88,424		1,043,397
Evonik Industries	7,030		256,149
Fraport Frankfurt Airport Services Worldwide	1,702		161,500
Fresenius & Co.	17,023		1,421,954
Fresenius Medical Care & Co.	8,943		864,840
GEA Group	7,619		367,380
Hannover Rueck	2,568		322,017
HeidelbergCement	6,135		625,091
Henkel & Co.	4,299		541,832
HOCHTIEF	849		149,827
HUGO BOSS	2,589		231,734
Infineon Technologies	47,095		1,289,451
Innogy	5,409	[b]	251,712
K+S	8,383		203,306
KION Group AG	2,752		220,261
LANXESS	3,733		291,690
Linde	7,576		1,636,136
MAN	1,351		149,314
Merck	5,192		555,741
METRO	7,713	[a]	147,301
Muenchener Rueckversicherungs	6,350		1,420,554
OSRAM Licht	3,299		252,398
ProSiebenSat.1 Media	9,404		328,025
RWE	21,113	[a]	527,776
SAP	40,249		4,578,694
Siemens	31,330		4,470,605
Symrise	5,137		399,780
Telefonica Deutschland Holding	30,497		154,993

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Germany - 9.0% (continued)
thyssenkrupp	17,712		472,572
TUI	18,252		329,682
United Internet	4,779		302,334
Volkswagen	1,388		257,720
Vonovia	19,476		856,646
Zalando	4,413	[a,b]	220,809
			55,072,001
Hong Kong - 3.0%
AIA Group	493,600		3,713,990
ASM Pacific Technology	10,300		149,851
Bank of East Asia	49,550		217,219
BOC Hong Kong Holdings	148,500		707,152
CK Hutchison Holdings	109,975		1,396,291
CK Infrastructure Holdings	28,000		243,700
CLP Holdings	68,288		694,574
First Pacific	84,250		64,148
Galaxy Entertainment Group	94,277		641,694
Hang Lung Group	36,000		126,439
Hang Lung Properties	84,000		192,950
Hang Seng Bank	30,700		726,830
Henderson Land Development	46,198		301,121
HK Electric Investments	106,500	[b]	98,017
HKT Trust	146,660		179,156
Hong Kong & China Gas	337,240		638,912
Hong Kong Exchanges & Clearing	47,500		1,322,455
Hongkong Land Holdings	49,900		361,775
Hysan Development	27,000		130,477
I-CABLE Communications	8,639	[a]	270
Jardine Matheson Holdings	8,946		573,081
Kerry Properties	28,500		128,227
Li & Fung	251,200		126,543
Link REIT	90,000		756,210
Melco Resorts & Entertainment, ADR	9,830		248,502
MTR	59,500		344,733
New World Development	236,048		351,588
NWS Holdings	64,918		131,311
PCCW	167,000		92,048
Power Assets Holdings	56,000		485,246
Shangri-La Asia	49,000		97,480
Sino Land	127,730		220,049
SJM Holdings	78,530		67,443
Sun Hung Kai Properties	58,699		960,083
Swire Pacific, Cl. A	21,000		207,405

14

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Hong Kong - 3.0% (continued)
Swire Properties	48,800		164,827
Techtronic Industries	59,865		351,068
WH Group	337,000	[b]	341,259
Wharf Holdings	50,311		457,554
Wheelock & Co.	34,000		236,650
Yue Yuen Industrial Holdings	33,300		127,627
			18,375,955
Ireland - .5%
Bank of Ireland Group	36,520	[a]	286,211
CRH	33,995		1,281,822
DCC	3,616		342,904
Kerry Group, Cl. A	6,378		641,748
Paddy Power Betfair	3,314		338,935
Ryanair Holdings	3,900	[a]	76,457
			2,968,077
Israel - .4%
Azrieli Group	1,603		90,455
Bank Hapoalim	46,011		325,621
Bank Leumi Le-Israel	59,125		326,919
Bezeq The Israeli Telecommunication Corporation	79,342		118,475
Check Point Software Technologies	5,510	[a]	648,582
Elbit Systems	962		142,610
Frutarom Industries	1,569		129,174
Israel Chemicals	17,611		73,420
Israel Discount Bank, Cl. A	1	[a]	2
Mizrahi Tefahot Bank	6,222		112,257
NICE	2,452		202,079
Taro Pharmaceutical Industries	636	[a]	71,499
Teva Pharmaceutical Industries, ADR	36,876		508,889
			2,749,982
Italy - 2.4%
Assicurazioni Generali	50,959		928,384
Atlantia	18,448		601,696
CNH Industrial	42,337		540,999
Enel	331,088		2,053,680
Eni	103,543		1,693,393
Ferrari	4,926		590,445
Fiat Chrysler Automobiles	42,806	[a]	739,960
Intesa Sanpaolo	551,445		1,853,823
Intesa Sanpaolo-RSP	38,108		120,208
Leonardo	17,321		299,215
Luxottica Group	7,051		404,426

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Italy - 2.4% (continued)
Mediobanca	24,647		270,162
Poste Italiane	21,336	[b]	155,954
Prysmian	8,403		289,732
Recordati	3,658		170,057
Saipem	25,093	[a]	105,460
Snam	94,247		481,511
STMicroelectronics	26,057		613,120
Telecom Italia	481,732	[a]	418,053
Telecom Italia-RSP	232,484		165,329
Tenaris	18,307		250,568
Terna Rete Elettrica Nazionale	58,277		351,639
UniCredit	81,590	[a]	1,561,508
UnipolSai	48,164		109,739
			14,769,061
Japan - 23.3%
ABC-Mart	1,500		75,458
Acom	15,500	[a]	64,069
Aeon	24,000		369,482
AEON Financial Service	5,160		110,139
AEON Mall	4,480		79,391
Air Water	5,500		104,674
Aisin Seiki	7,300		374,935
Ajinomoto	21,900		438,462
Alfresa Holdings	7,600		144,440
Alps Electric	7,700		233,292
Amada Holdings	13,900		171,267
ANA Holdings	4,300		164,353
Aozora Bank	4,795		186,605
Asahi Glass	8,560		333,502
Asahi Group Holdings	15,500		703,535
Asahi Kasei	51,900		624,872
Asics	5,900		89,612
Astellas Pharma	84,795		1,124,957
Bandai Namco Holdings	8,450		287,971
Bank of Kyoto	2,400		124,955
Benesse Holdings	3,200		107,928
Bridgestone	26,200		1,241,968
Brother Industries	9,400		226,433
CALBEE	3,500		117,431
Canon	43,217		1,612,680
Casio Computer	7,200		105,621
Central Japan Railway	6,000		1,085,440
Chiba Bank	29,000		219,850

16

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Japan - 23.3% (continued)
Chubu Electric Power	26,700		342,130
Chugai Pharmaceutical	9,128		433,501
Chugoku Bank	7,200		102,138
Chugoku Electric Power	10,400		115,337
Coca-Cola Bottlers Japan	4,900		170,221
Concordia Financial Group	51,000		266,875
Credit Saison	6,200		123,995
CYBERDYNE	4,200	[a]	55,333
Dai Nippon Printing	10,900		259,307
Daicel	11,800		145,911
Dai-ichi Life Holdings	45,000		847,918
Daiichi Sankyo	22,783		520,960
Daikin Industries	10,200		1,118,632
Daito Trust Construction	2,900		505,884
Daiwa House Industry	22,700		826,507
Daiwa House REIT Investment	63		146,827
Daiwa Securities Group	69,000		428,242
DeNA	4,300		100,480
Denso	19,100		1,040,123
Dentsu	8,800		373,422
Disco	1,200		275,766
Don Quijote Holdings	5,000		208,214
East Japan Railway	13,500		1,302,449
Eisai	10,900		603,644
Electric Power Development	6,080		152,127
FamilyMart UNY Holdings	3,617		204,859
FANUC	7,929		1,838,861
Fast Retailing	2,158		713,798
Fuji Electric	23,000		165,261
FUJIFILM Holdings	17,100		695,700
Fujitsu	79,800		616,475
Fukuoka Financial Group	33,000		168,621
Hachijuni Bank	16,500		102,449
Hakuhodo DY Holdings	9,900		135,912
Hamamatsu Photonics	5,500		176,795
Hankyu Hanshin Holdings	9,800		379,658
Hikari Tsushin	900		116,037
Hino Motors	9,600		122,506
Hirose Electric	1,365		203,961
Hiroshima Bank	10,000		83,901
Hisamitsu Pharmaceutical	2,400		131,498
Hitachi	197,900		1,561,200
Hitachi Chemical	4,000		113,100

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 97.1% (continued)
Japan - 23.3% (continued)
Hitachi Construction Machinery	4,800	163,159
Hitachi High-Technologies	2,700	111,961
Hitachi Metals	7,900	101,577
Honda Motor	70,359	2,179,981
Hoshizaki	2,200	207,220
Hoya	15,900	858,450
Hulic	11,200	114,753
Idemitsu Kosan	5,400	156,484
IHI	6,000	214,502
Iida Group Holdings	5,800	110,486
INPEX	38,700	409,957
Isetan Mitsukoshi Holdings	15,220	164,374
Isuzu Motors	22,900	332,005
ITOCHU	62,300	1,083,764
J Front Retailing	10,900	159,898
Japan Airlines	5,200	176,984
Japan Airport Terminal	1,800	63,480
Japan Exchange Group	20,800	371,530
Japan Post Bank	15,500	195,071
Japan Post Holdings	61,900	712,064
Japan Prime Realty Investment	35	112,506
Japan Real Estate Investment	53	247,975
Japan Retail Fund Investment	100	177,125
Japan Tobacco	44,800	1,476,326
JFE Holdings	21,060	448,223
JGC	9,100	151,180
JSR	8,100	155,867
JTEKT	8,200	133,848
JXTG Holdings	126,726	649,986
Kajima	36,800	379,635
Kakaku.com	5,100	69,657
Kamigumi	4,700	111,811
Kaneka	12,000	98,360
Kansai Electric Power	28,099	382,421
Kansai Paint	9,100	232,652
Kao	20,400	1,226,458
Kawasaki Heavy Industries	5,900	203,922
KDDI	74,363	1,977,694
Keihan Holdings	4,200	127,804
Keikyu	10,000	205,708
Keio	4,400	190,774
Keisei Electric Railway	6,100	182,938
Keyence	3,970	2,193,704

18

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Japan - 23.3% (continued)
Kikkoman	6,000		204,740
Kintetsu Group Holdings	7,335		280,614
Kirin Holdings	35,300		839,619
Kobe Steel	13,300	[a]	111,121
Koito Manufacturing	4,500		298,404
Komatsu	38,400		1,248,536
Konami Holdings	3,900		188,646
Konica Minolta	20,200		175,521
Kose	1,300		156,976
Kubota	42,400		791,096
Kuraray	14,500		283,484
Kurita Water Industries	3,600		113,663
Kyocera	13,400		888,934
Kyowa Hakko Kirin	10,705		196,579
Kyushu Electric Power	18,400		208,751
Kyushu Financial Group	12,400		78,192
Kyushu Railway	5,700		181,720
Lawson	2,100		136,669
LINE	1,800	[a]	73,849
Lion	10,000		191,372
LIXIL Group	10,824		296,052
M3	8,100		240,425
Mabuchi Motor	1,900		98,756
Makita	9,600		401,038
Marubeni	66,400		441,888
Marui Group	7,600		115,298
Maruichi Steel Tube	2,000		60,683
Mazda Motor	23,800		339,507
McDonald's Holdings Co. Japan	3,000		128,490
Mebuki Financial Group	41,230		170,424
Medipal Holdings	7,300		134,694
MEIJI Holdings	4,942		402,471
MINEBEA MITSUMI	15,900		288,341
Miraca Holdings	2,200		101,966
MISUMI Group	10,738		292,756
Mitsubishi	61,598		1,434,786
Mitsubishi Chemical Holdings	58,280		603,533
Mitsubishi Electric	78,000		1,324,981
Mitsubishi Estate	52,000		935,456
Mitsubishi Gas Chemical	7,600		184,411
Mitsubishi Heavy Industries	13,270		515,722
Mitsubishi Materials	4,600		173,554
Mitsubishi Motors	28,600		226,627

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Japan - 23.3% (continued)
Mitsubishi Tanabe Pharma	9,500		208,373
Mitsubishi UFJ Financial Group	492,790		3,304,625
Mitsubishi UFJ Lease & Finance	18,700		97,690
Mitsui & Co.	71,000		1,054,650
Mitsui Chemicals	7,600		232,602
Mitsui Fudosan	36,586		844,948
Mitsui OSK Lines	5,000		151,708
Mixi	1,600		77,675
Mizuho Financial Group	977,500		1,761,486
MS&AD Insurance Group Holdings	19,657		662,984
Murata Manufacturing	7,800		1,213,509
Nabtesco	4,700		185,594
Nagoya Railroad	7,600		170,040
NEC	10,480		285,722
NEXON	8,000	[a]	213,887
NGK Insulators	11,400		223,077
NGK Spark Plug	7,726		173,878
NH Foods	7,000		200,695
Nidec	9,800		1,292,388
Nikon	13,460		253,681
Nintendo	4,625		1,781,584
Nippon Building Fund	56		269,891
Nippon Electric Glass	3,417		138,387
Nippon Express	3,500		220,703
Nippon Paint Holdings	6,900		241,520
Nippon Prologis REIT	74		155,413
Nippon Steel & Sumitomo Metal	31,461		747,339
Nippon Telegraph & Telephone	28,200		1,357,360
Nippon Yusen	7,080	[a]	148,381
Nissan Chemical Industries	5,000		185,348
Nissan Motor	96,600		933,249
Nisshin Seifun Group	8,138		142,355
Nissin Foods Holdings	2,600		163,036
Nitori Holdings	3,300		477,565
Nitto Denko	6,600		609,762
NOK	3,600		87,606
Nomura Holdings	151,300		863,317
Nomura Real Estate Holdings	5,600		122,436
Nomura Real Estate Master Fund	158		197,457
Nomura Research Institute	5,783		243,364
NSK	16,000		227,255
NTT Data	24,500		283,774
NTT DOCOMO	56,000		1,349,949

20

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Japan - 23.3% (continued)
Obayashi	28,000		364,452
Obic	2,600		170,810
Odakyu Electric Railway	11,600		225,461
Oji Holdings	36,000		209,595
Olympus	12,100		445,882
Omron	7,800		433,543
Ono Pharmaceutical	17,200		392,920
Oracle Japan	1,600		134,383
Oriental Land	9,000		716,644
ORIX	55,200		941,077
Osaka Gas	15,400		296,406
OTSUKA	1,900		128,666
Otsuka Holdings	15,700		653,378
Panasonic	89,195		1,333,944
Park24	3,800		87,526
Pola Orbis Holdings	4,000		126,644
Rakuten	38,600		410,425
Recruit Holdings	45,900		1,120,605
Renesas Electronics	19,400	[a]	247,395
Resona Holdings	88,900		475,520
Ricoh	29,200		268,618
Rinnai	1,400		119,309
Rohm	3,600		331,173
Ryohin Keikaku	1,000		293,743
Sankyo	1,500		48,217
Santen Pharmaceutical	14,600		230,996
SBI Holdings	8,830		138,152
Secom	8,600		648,716
Sega Sammy Holdings	7,484		104,587
Seibu Holdings	7,500		133,174
Seiko Epson	11,800		279,784
Sekisui Chemical	17,100		342,286
Sekisui House	24,500		454,857
Seven & i Holdings	30,460		1,224,776
Seven Bank	26,000		95,581
Sharp	6,600	[a]	208,091
Shimadzu	10,200		210,629
Shimamura	1,000		110,989
Shimano	3,100		421,767
Shimizu	22,000		257,139
Shin-Etsu Chemical	15,900		1,665,441
Shinsei Bank	6,900		115,359
Shionogi & Co.	12,000		642,399

21

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Common Stocks - 97.1% (continued)
Japan - 23.3% (continued)
Shiseido	15,300	628,793
Shizuoka Bank	22,400	216,110
Showa Shell Sekiyu	8,500	99,573
SMC	2,300	874,649
SoftBank Group	33,600	2,939,354
Sohgo Security Services	2,600	124,392
Sompo Holdings	14,570	581,621
Sony	51,280	1,990,226
Sony Financial Holdings	7,000	114,999
Stanley Electric	5,500	201,464
Start Today	7,200	195,664
Subaru	25,600	875,360
Sumitomo	47,700	685,264
Sumitomo Chemical	64,000	446,911
Sumitomo Dainippon Pharma	6,900	98,125
Sumitomo Electric Industries	30,400	513,729
Sumitomo Heavy Industries	4,200	175,085
Sumitomo Metal Mining	10,500	411,486
Sumitomo Mitsui Financial Group	54,500	2,165,046
Sumitomo Mitsui Trust Holdings	13,764	538,068
Sumitomo Realty & Development Co.	15,000	496,680
Sumitomo Rubber Industries	7,800	147,075
Sundrug	3,000	130,205
Suntory Beverage & Food	6,000	273,867
Suruga Bank	7,200	162,610
Suzuken	3,212	115,113
Suzuki Motor	14,200	771,162
Sysmex	6,400	435,091
T&D Holdings	23,400	359,834
Taiheiyo Cement	5,400	214,661
Taisei	8,400	463,199
Taisho Pharmaceutical Holdings	1,500	113,583
Taiyo Nippon Sanso	6,000	71,395
Takashimaya	12,000	109,547
Takeda Pharmaceutical	29,000	1,631,019
TDK	5,100	388,875
Teijin	8,400	176,784
Terumo	13,300	550,341
THK	5,100	184,794
Tobu Railway	8,000	233,587
Toho	4,700	155,006
Toho Gas	3,200	89,073
Tohoku Electric Power	19,100	248,944

22

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Japan - 23.3% (continued)
Tokio Marine Holdings	27,500		1,174,201
Tokyo Electric Power	62,872	[a]	256,564
Tokyo Electron	6,500		1,129,304
Tokyo Gas	16,200		401,848
Tokyo Tatemono	8,500		118,187
Tokyu	22,910		344,542
Tokyu Fudosan Holdings	21,900		142,527
Toppan Printing	23,000		232,215
Toray Industries	60,500		608,432
Toshiba	171,000	[a]	494,780
Tosoh	12,000		257,297
TOTO	5,400		262,627
Toyo Seikan Group Holdings	7,100		124,447
Toyo Suisan Kaisha	3,400		130,223
Toyoda Gosei	2,400		58,003
Toyota Industries	6,400		388,936
Toyota Motor	106,955		6,575,045
Toyota Tsusho	8,900		320,918
Trend Micro	4,800		255,398
Tsuruha Holdings	1,500		185,084
Unicharm	16,700		377,826
United Urban Investment	116		166,596
USS	9,100		182,472
West Japan Railway	6,600		462,792
Yahoo! Japan	55,100		245,686
Yakult Honsha	3,700		303,927
Yamada Denki	28,600		151,420
Yamaguchi Financial Group	7,000		84,218
Yamaha	7,300		285,053
Yamaha Motor	11,200		331,947
Yamato Holdings	14,000		284,605
Yamazaki Baking	5,900		105,853
Yaskawa Electric	9,800		348,199
Yokogawa Electric	9,500		178,629
Yokohama Rubber	4,500		100,128
			142,390,091
Luxembourg - .2%
ArcelorMittal	27,013	[a]	774,538
RTL Group	1,680		124,779
SES	14,758		239,984
			1,139,301
Macau - .1%
MGM China Holdings	40,000		90,138

23

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Macau - .1% (continued)
Sands China	100,213		472,073
Wynn Macau	70,400		180,480
			742,691
Mexico - .0%
Fresnillo	9,224		159,506
Netherlands - 3.5%
ABN AMRO Group	15,473	[b]	477,899
Aegon	71,398		421,495
AerCap Holdings	6,102	[a]	321,209
Akzo Nobel	10,495		950,379
ASML Holding	15,164		2,734,353
Boskalis Westminster	3,784		135,319
EXOR	4,572		293,179
Gemalto	3,085		122,109
Heineken	10,579		1,030,937
Heineken Holding	4,253		394,842
ING Groep	157,728		2,913,948
Koninklijke Ahold Delhaize	53,148		1,000,147
Koninklijke DSM	7,496		639,511
Koninklijke KPN	141,432		488,310
Koninklijke Philips	37,857		1,541,435
Koninklijke Vopak	2,912		126,099
NN Group	12,306		515,474
NXP Semiconductors	13,976	[a]	1,635,891
QIAGEN	8,524	[a]	288,304
Randstad Holding	4,812		296,070
RELX	39,882		900,792
Unilever	66,693		3,876,985
Wolters Kluwer	12,152		595,653
			21,700,340
New Zealand - .1%
Auckland International Airport	36,928		157,431
Contact Energy	31,118		122,441
Fletcher Building	27,941		140,723
Mercury NZ	29,098		65,510
Meridian Energy	52,186		101,776
Ryman Healthcare	16,781		106,794
Spark New Zealand	75,655		190,516
			885,191
Norway - .7%
DNB	39,204		755,954
Gjensidige Forsikring	8,353		157,181
Marine Harvest	15,623	[a]	305,077

24

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Norway - .7% (continued)
Norsk Hydro	54,441		420,905
Orkla	33,180		324,772
Schibsted, Cl. A	3,036		78,279
Schibsted, Cl. B	3,578		83,887
Statoil	47,420		960,243
Telenor	30,962		657,677
Yara International	7,257		344,548
			4,088,523
Portugal - .2%
Banco Espirito Santo	118,053	[a,c]	14
Energias de Portugal	98,986		353,176
Galp Energia	20,908		388,701
Jeronimo Martins	10,446		189,821
			931,712
Singapore - 1.3%
Ascendas Real Estate Investment Trust	97,433		195,852
CapitaLand	106,800		287,548
CapitaLand Commercial Trust	85,351		108,638
CapitaLand Mall Trust	103,800		153,823
City Developments	17,000		161,382
ComfortDelGro	93,200		138,115
DBS Group Holdings	72,888		1,218,097
Genting Singapore	251,927		225,479
Global Logistic Properties	102,643		250,000
Golden Agri-Resources	278,440		80,687
Hutchison Port Holdings Trust	214,800		92,364
Jardine Cycle & Carriage	4,113		118,855
Keppel	60,800		334,532
Oversea-Chinese Banking	126,787		1,106,863
SATS	27,600		95,165
Sembcorp Industries	43,254		104,716
Singapore Airlines	24,033		181,072
Singapore Exchange	35,400		199,192
Singapore Press Holdings	69,075		136,822
Singapore Technologies Engineering	58,600		149,606
Singapore Telecommunications	333,851		918,452
StarHub	26,918		51,936
Suntec Real Estate Investment Trust	99,000		141,626
United Overseas Bank	53,963		974,667
UOL Group	21,111		140,007
Wilmar International	67,000		166,628
			7,732,124

25

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
South Africa - .1%
Mondi	14,634		353,931
Spain - 3.3%
Abertis Infraestructuras	28,240		610,867
ACS Actividades de Construccion y Servicios	9,754		384,659
Aena	2,791	[b]	512,047
Amadeus IT Group	17,697		1,200,785
Banco Bilbao Vizcaya Argentaria	271,728		2,378,031
Banco de Sabadell	220,431		441,386
Banco Santander	656,949		4,456,032
Bankia	42,139		201,202
Bankinter	29,130		274,952
CaixaBank	147,503		690,368
Distribuidora Internacional de Alimentacion	27,654		135,294
Enagas	9,056		260,874
Endesa	13,393		306,556
Ferrovial	20,012		434,750
Gas Natural SDG	14,848		317,722
Grifols	12,730		398,517
Iberdrola	234,864		1,898,106
Inditex	44,213		1,652,940
Mapfre	40,366		132,080
Red Electrica	17,696		391,856
Repsol	50,093		938,573
Siemens Gamesa Renewable Energy	8,568		124,256
Telefonica	183,994		1,930,214
			20,072,067
Sweden - 2.8%
Alfa Laval	11,798		298,908
Assa Abloy, Cl. B	41,684		879,822
Atlas Copco, Cl. A	27,010		1,184,721
Atlas Copco, Cl. B	15,710		623,960
Boliden	11,384		398,429
Electrolux, Ser. B	9,785		345,972
Ericsson, Cl. B	127,845		804,791
Essity, Cl. B	25,343	[a]	757,718
Getinge, Cl. B	8,415		165,653
Hennes & Mauritz, Cl. B	38,206		959,297
Hexagon, Cl. B	10,410		533,827
Husqvarna, Cl. B	17,528		171,267
ICA Gruppen	3,218		118,700
Industrivarden, Cl. C	6,910		177,627

26

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Sweden - 2.8% (continued)
Investor, Cl. B	18,963		939,809
Kinnevik, Cl. B	9,274		304,309
L E Lundbergforetagen, Cl. B	1,556		121,463
Lundin Petroleum	7,919	[a]	186,254
Millicom International Cellular, SDR	2,847		182,111
Nordea Bank	122,911		1,485,799
Sandvik	45,912		838,538
Securitas, Cl. B	13,749		241,258
Skandinaviska Enskilda Banken, Cl. A	61,080		752,953
Skanska, Cl. B	14,100		309,398
SKF, Cl. B	15,606		362,950
Svenska Handelsbanken, Cl. A	63,511		910,373
Swedbank, Cl. A	36,390		903,268
Swedish Match	7,707		290,359
Tele2, Cl. B	14,711		187,146
Telia	107,343		496,860
Volvo, Cl. B	64,376		1,275,732
			17,209,272
Switzerland - 8.2%
ABB	81,399		2,127,886
Adecco Group	6,546		519,336
Baloise Holding	2,039		321,490
Barry Callebaut	92	[a]	143,581
Cie Financiere Richemont	21,194		1,954,441
Coca-Cola HBC	7,609	[a]	257,194
Credit Suisse Group	99,086	[a]	1,562,294
Dufry	1,417	[a]	210,920
EMS-Chemie Holding	349		228,784
Geberit	1,487		673,111
Givaudan	387		864,267
Glencore	496,712	[a]	2,394,731
Julius Baer Group	9,021	[a]	533,493
Kuehne + Nagel International	2,283		398,635
LafargeHolcim	18,926	[a]	1,068,992
Lindt & Spruengli	4		277,693
Lindt & Spruengli-PC	41		237,333
Lonza Group	3,001	[a]	797,138
Nestle	127,055		10,685,024
Novartis	91,125		7,508,119
Pargesa Holding-BR	1,256		105,186
Partners Group Holding	711		478,205
Roche Holding	28,668		6,623,539
Schindler Holding	876		193,437

27

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
Switzerland - 8.2% (continued)
Schindler Holding-PC	1,697		384,595
SGS	226		558,176
Sika-BR	87		644,008
Sonova Holding	2,243		404,916
Straumann Holding	387		270,180
Swatch Group	2,074		156,332
Swatch Group-BR	1,243		487,158
Swiss Life Holding	1,305	[a]	453,640
Swiss Prime Site	2,854	[a]	243,591
Swiss Re	13,460		1,266,197
Swisscom	1,069		540,045
UBS Group	148,877	[a]	2,533,886
Vifor Pharma	1,950		250,774
Zurich Insurance Group	6,119		1,867,624
			50,225,951
United Arab Emirates - .0%
Mediclinic International	14,249		110,142
United Kingdom - 16.7%
3i Group	38,886		496,320
Admiral Group	7,739		197,759
Anglo American	55,109		1,039,337
Antofagasta	16,439		208,400
Ashtead Group	20,215		520,860
Associated British Foods	14,718		651,327
AstraZeneca	51,783		3,460,774
Auto Trader Group	40,948	[b]	186,268
Aviva	168,432		1,129,695
Babcock International Group	10,761		116,052
Bae Systems	131,874		1,039,502
Barclays	688,145		1,699,501
Barratt Developments	40,982		356,245
Berkeley Group Holdings	5,436		270,093
BHP Billiton	86,121		1,558,443
BP	801,382		5,430,320
British American Tobacco	94,249		6,097,338
British Land	39,207		312,956
BT Group	344,988		1,192,679
Bunzl	13,569		422,606
Burberry Group	18,203		459,832
Capita	27,747		193,105
Carnival	7,679		505,964
Centrica	230,787		520,468
Cobham	105,437		194,649

28

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
United Kingdom - 16.7% (continued)
Coca-Cola European Partners	9,069		372,012
Compass Group	64,433		1,414,577
ConvaTec Group	55,122	[b]	143,418
Croda International	5,464		303,632
Diageo	102,404		3,498,109
Direct Line Insurance Group	56,151		277,201
Dixons Carphone	41,243		94,983
easyJet	7,273		129,342
Experian	38,398		808,830
Ferguson	10,574		739,406
G4S	60,183		224,608
GKN	71,502		301,039
GlaxoSmithKline	201,359		3,630,415
Hammerson	32,066		223,163
Hargreaves Lansdown	10,863		228,245
Hikma Pharmaceuticals	5,866		90,686
HSBC Holdings	819,224		7,989,537
IMI	11,426		185,443
Imperial Brands	38,861		1,584,778
Inmarsat	19,351		159,603
InterContinental Hotels Group	7,426		411,476
International Consolidated Airlines Group	26,868		226,905
Intertek Group	6,547		471,723
Intu Properties	34,945		100,250
Investec	26,558		181,832
ITV	146,301		319,638
J Sainsbury	63,395		204,180
John Wood Group	24,437		230,924
Johnson Matthey	8,082		362,919
Kingfisher	90,842		377,156
Land Securities Group	29,898		383,588
Legal & General Group	248,050		879,622
Lloyds Banking Group	2,910,745		2,640,017
London Stock Exchange Group	12,684		633,585
Marks & Spencer Group	69,648		318,302
Meggitt	32,324		222,597
Merlin Entertainments	31,172	[b]	156,827
Micro Focus International	9,731		341,844
Micro Focus International, ADR	7,661	[a]	267,599
National Grid	140,204		1,687,073
Next	5,992		391,625
Old Mutual	198,244		502,897

29

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 97.1% (continued)
United Kingdom - 16.7% (continued)
Pearson	32,788		306,355
Persimmon	12,280		456,995
Provident Financial	6,223		76,989
Prudential	104,887		2,579,931
Randgold Resources	3,786		371,847
Reckitt Benckiser Group	27,173		2,430,640
RELX	43,487		1,000,929
Rio Tinto	50,253		2,368,384
Rolls-Royce Holdings	68,772	[a]	888,730
Royal Bank of Scotland Group	142,274	[a]	533,813
Royal Dutch Shell, Cl. A	183,533		5,766,105
Royal Dutch Shell, Cl. B	153,383		4,932,954
Royal Mail	35,349		175,776
RSA Insurance Group	40,705		340,051
Sage Group	43,497		430,678
Schroders	5,179		240,265
Segro	41,985		302,789
Severn Trent	9,605		269,297
Shire	36,715		1,814,465
Sky	42,612	[a]	533,690
Smith & Nephew	35,854		676,670
Smiths Group	16,473		343,712
SSE	41,469		761,162
St. James's Place	21,386		334,312
Standard Chartered	133,984	[a]	1,335,338
Standard Life	112,329		641,215
Tate & Lyle	19,675		168,939
Taylor Wimpey	132,556		351,227
Tesco	340,604		820,602
Travis Perkins	10,350		208,944
Unilever	52,501		2,977,076
United Utilities Group	27,251		301,490
Vodafone Group	1,089,114		3,118,656
Weir Group	8,871		230,102
Whitbread	7,610		373,258
WM Morrison Supermarkets	88,115		262,380
Worldpay Group	80,655	[b]	434,913

30

Description		Shares		Value ($)
Common Stocks - 97.1% (continued)
United Kingdom - 16.7% (continued)
WPP		53,092		940,655
				102,073,433
Total Common Stocks (cost $437,952,882)				594,211,822
	Preferred Dividend Yield %
Preferred Stocks - .5%
Germany - .5%
Bayerische Motoren Werke	4.81	2,084		181,872
Fuchs Petrolub	1.93	2,998		168,307
Henkel & Co.	1.43	7,405		1,039,398
Porsche Automobil Holding	1.52	6,372		462,491
Schaeffler	3.53	6,779		107,274
Volkswagen	1.22	7,491		1,360,366
Total Preferred Stocks (cost $2,052,107)				3,319,708
		Number of Rights
Rights - .0%
Spain - .0%
Banco Santander		656,949	[a]	31,375
Ferrovial		20,012	[a]	9,627
Total Rights (cost $33,817)				41,002
		Principal Amount ($)
Short-Term Investments - .1%
U.S. Treasury Bills
1.04%, 12/7/17 (cost $464,517)		465,000	[d]	464,544

31

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Other Investment - 1.7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,193,671)	10,193,671	[e]	10,193,671
Total Investments (cost $450,696,994)	99.4%		608,230,747
Cash and Receivables (Net)	.6%		3,528,318
Net Assets	100.0%		611,759,065

ADR—American Depository Receipt

BR—Bearer Certificate

CDI—Chess Depository Interest

PC—Participation Certificate

REIT—Real Estate Investment Trust

RSP—Risparmio (Savings) Shares

SDR—Swedish Depository Receipts

a Non-income producing security.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $3,800,885 or .62% of net assets.

c The fund held Level 3 securities at October 31, 2017, these securities were valued at $14 or .0% of net assets. The valuation of this security has been determined in good faith by management under the direction of the Board of Directors.

d Held by or on behalf of a counterparty for open futures contracts.

e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	20.7
Industrials	14.3
Consumer Discretionary	12.0
Consumer Staples	10.9
Health Care	9.9
Materials	7.8
Information Technology	6.3
Energy	5.1
Telecommunication Services	3.9
Real Estate	3.4
Utilities	3.3
Short-Term/Money Market Investments	1.8
99.4

† Based on net assets.

See notes to financial statements.

32

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/16($)	Purchases($)	Sales($)	Value 10/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,129,950	108,797,876	102,734,155	10,193,671	1.7	53,222

See notes to financial statements.

33

STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
MSCI EAFE Index	122	12/2017	12,068,067	12,245,140	177,073
Gross Unrealized Appreciation				177,073

See notes to financial statements.

34

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	440,503,323	598,037,076
Affiliated issuers	10,193,671	10,193,671
Cash		626,752
Cash denominated in foreign currency	184,705	182,894
Dividends receivable		2,446,049
Receivable for shares of Common Stock subscribed		1,257,532
Receivable for futures variation margin—Note 4		45,786
		612,789,760
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		270,868
Payable for shares of Common Stock redeemed		759,827
		1,030,695
Net Assets ($)		611,759,065
Composition of Net Assets ($):
Paid-in capital		514,022,691
Accumulated undistributed investment income—net		7,844,126
Accumulated net realized gain (loss) on investments		(67,814,354)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions (including $177,073 net unrealized appreciation on futures)		157,706,602
Net Assets ($)		611,759,065

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	456,213,159	155,545,906
Shares Outstanding	25,483,579	8,679,706
Net Asset Value Per Share ($)	17.90	17.92

See notes to financial statements.

35

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $1,350,324 foreign taxes withheld at source):
Unaffiliated issuers	15,351,546
Affiliated issuers	53,222
Interest	6,188
Total Income	15,410,956
Expenses:
Management fee—Note 3(a)	1,918,653
Shareholder servicing costs—Note 3(b)	1,101,010
Directors’ fees—Note 3(a,c)	44,327
Loan commitment fees—Note 2	12,339
Interest expense—Note 2	5,124
Total Expenses	3,081,453
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(44,327)
Net Expenses	3,037,126
Investment Income—Net	12,373,830
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(9,321,224)
Net realized gain (loss) on futures	1,861,120
Net realized gain (loss) on forward foreign currency exchange contracts	(67,065)
Net Realized Gain (Loss)	(7,527,169)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	107,646,017
Net unrealized appreciation (depreciation) on futures	131,770
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	13,921
Net Unrealized Appreciation (Depreciation)	107,791,708
Net Realized and Unrealized Gain (Loss) on Investments	100,264,539
Net Increase in Net Assets Resulting from Operations	112,638,369

See notes to financial statements.

36

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016	[a]
Operations ($):
Investment income—net	12,373,830	13,061,397
Net realized gain (loss) on investments	(7,527,169)	(13,735,963)
Net unrealized appreciation (depreciation) on investments	107,791,708	(17,902,679)
Net Increase (Decrease) in Net Assets Resulting from Operations	112,638,369	(18,577,245)
Distributions to Shareholders from ($):
Investment income—net:
Investor Shares	(11,437,032)	(11,600,695)
Class I	(2,263,295)	-
Total Distributions	(13,700,327)	(11,600,695)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	127,962,171	178,446,277
Class I	150,697,819	676,220
Distributions reinvested:
Investor Shares	11,361,926	10,763,989
Class I	775,259	-
Cost of shares redeemed:
Investor Shares	(274,560,705)	(219,365,806)
Class I	(19,063,941)	(100)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(2,827,471)	(29,479,420)
Total Increase (Decrease) in Net Assets	96,110,571	(59,657,360)
Net Assets ($):
Beginning of Period	515,648,494	575,305,854
End of Period	611,759,065	515,648,494
Undistributed investment income—net	7,844,126	9,307,727
Capital Share Transactions (Shares):
Investor Shares
Shares sold	7,885,800	12,115,683
Shares issued for distributions reinvested	776,088	709,558
Shares redeemed	(17,480,862)	(14,802,879)
Net Increase (Decrease) in Shares Outstanding	(8,818,974)	(1,977,638)
Class I
Shares sold	9,742,214	44,814
Shares issued for distributions reinvested	52,991	-
Shares redeemed	(1,160,307)	(6)
Net Increase (Decrease) in Shares Outstanding	8,634,898	44,808

a On August 31, 2016, the fund redesignated existing shares as Investor shares and commenced offering Class I shares.
See notes to financial statements.

37

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2017	2016[a]	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.01	15.86	16.54	17.12	13.96
Investment Operations:
Investment income—net[b]	.35	.36	.35	.47	.35
Net realized and unrealized gain (loss) on investments	2.96	(.89)	(.60)	(.49)	3.20
Total from Investment Operations	3.31	(.53)	(.25)	(.02)	3.55
Distributions:
Dividends from investment income—net	(.42)	(.32)	(.43)	(.37)	(.39)
Dividends from net realized gain on investments	-	-	-	(.19)	-
Total Distributions	(.42)	(.32)	(.43)	(.56)	(.39)
Net asset value, end of period	17.90	15.01	15.86	16.54	17.12
Total Return (%)	22.71	(3.37)	(1.46)	(.13)	26.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.61	.61	.61	.61	.61
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60
Ratio of net investment income to average net assets	2.20	2.43	2.14	2.76	2.25
Portfolio Turnover Rate	9.18	5.53	8.44	10.26	23.12
Net Assets, end of period ($ x 1,000)	456,213	514,975	575,306	567,711	572,605

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

38

	Year Ended October 31,
Class I Shares	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	15.02	15.15
Investment Operations:
Investment income—net[b]	.42	.02
Net realized and unrealized gain (loss) on investments	2.94	(.15)
Total from Investment Operations	3.36	(.13)
Distributions:
Dividends from investment income—net	(.46)	-
Net asset value, end of period	17.92	15.02
Total Return (%)	23.04	(.86)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.36	.40[d]
Ratio of net expenses to average net assets	.35	.39[d]
Ratio of net investment income to average net assets	2.48	1.95[d]
Portfolio Turnover Rate	9.18	5.53
Net Assets, end of period ($ x 1,000)	155,546	673

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

39

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE®). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

40

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

41

NOTES TO FINANCIAL STATEMENTS (continued)

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day

42

and are generally categorized within Level 1 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks	594,211,808	-	14	594,211,822
Equity Securities - Foreign Preferred Stocks	3,319,708	-	-	3,319,708
Registered Investment Company	10,193,671	-	-	10,193,671
U.S. Treasury	-	464,544	-	464,544
Rights	41,002	-	-	41,002
Other Financial Instruments:
Futures†	177,073	-	-	177,073

† Amount shown represents unrealized appreciation at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities— Foreign Common Stock ($)
Balance as of 10/31/2016	13
Realized gain (loss)	-
Change in unrealized appreciation (depreciation)	1
Purchases/Issuances	-
Sales/Dispositions	-
Transfers into Level 3	-
Transfers out of Level 3	-
Balance as of 10/31/2017	14
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 10/31/2017	1

43

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

44

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,462,521, accumulated capital losses $34,441,479 and unrealized appreciation $119,715,332.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2017. The fund has $34,441,479 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $13,700,327 and $11,600,695, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for passive foreign investment companies and foreign currency gains and losses, the fund decreased accumulated undistributed investment income-net by $137,104 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

45

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2017 was approximately $337,500 with a related weighted average annualized interest rate of 1.52%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, Dreyfus pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2017, fees reimbursed by Dreyfus amounted to $44,327.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, the fund was charged $1,101,010 pursuant to the Shareholder Services Plan.

46

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $180,490 and Shareholder Services Plan fees $96,856, which are offset against an expense reimbursement currently in effect in the amount of $6,478.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, futures and forward contracts, during the period ended October 31, 2017, amounted to $49,357,784 and $60,116,043, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty

47

NOTES TO FINANCIAL STATEMENTS (continued)

credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017, are set forth in the Statement of Futures.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2017, there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Equity futures	10,898,858
Forward contracts	853,393

At October 31, 2017, the cost of investments for federal income tax purposes was $488,511,191; accordingly, accumulated net unrealized appreciation on investments was $119,719,556, consisting of $188,464,412 gross unrealized appreciation and $68,744,856 gross unrealized depreciation.

48

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus International Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, investments in affiliated issuers and futures, of Dreyfus International Stock Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) (the Fund) as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Stock Index Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

49

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended October 31, 2017:

- the total amount of taxes paid to foreign countries was $1,320,863

- the total amount of income sourced from foreign countries was $16,701,870

Where required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018. For the fiscal year ended October 31, 2017, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $13,700,327 represents the maximum amount that may be considered qualified dividend income.

50

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (77)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

51

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

52

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

53

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

54

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

55

NOTES

56

NOTES

57

For More Information

Dreyfus International Stock Index Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DIISX Class I: DINIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0079AR1017

Dreyfus S&P 500 Index Fund

ANNUAL REPORT October 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus S&P 500 Index Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus S&P 500 Index Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2016 through October 31, 2017, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus S&P 500 Index Fund produced a total return of 23.03%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, returned 23.61% for the same period.2,3

Large-cap stocks gained ground amid better-than-expected corporate earnings, improving global economic prospects, and expectations of more stimulative U.S. government policies. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index by generally fully investing in stocks included in the Index and in futures whose performance is tied to the Index. The fund generally invests in all 500 stocks in the Index in proportion to their weighting in the Index.

The Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally must have market capitalizations in excess of $5.3 billion, to the extent consistent with market conditions.

Rising Corporate Earnings Drove Markets Higher

Equity markets were reenergized in late 2016 when investors began to anticipate more robust economic growth stemming from lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. While concerns about the new presidential administration’s ability to implement its business-friendly policy proposals slowed the market’s advance in the spring, most broad measures of stock market performance quickly shrugged off those concerns and reached new all-time highs by the reporting period’s end.

The market’s advance was supported throughout the reporting period by measured, well-telegraphed shifts in monetary policy from the Federal Reserve Board (the “Fed”). Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Fed’s gradual approach to withdrawing economic stimulus—including three short-term interest-rate hikes and the start of balance-sheet reduction—was received calmly by investors, who focused more on rising corporate earnings and improving business conditions.

Technology Stocks Led the Market’s Advance

The Index’s robust results over the reporting period were largely driven by impressive earnings growth in the information technology sector. Ongoing trends in favor of cloud computing, e-commerce, digital advertising, and mobile communications helped support revenues and earnings for a variety of large technology companies, most notably industry leaders such as Apple, Amazon.com, Facebook, Microsoft, and Alphabet (the parent of Google). Some of these industry giants moved into new lines of business, disrupting other areas, such as retail sales. Technological

3

DISCUSSION OF FUND PERFORMANCE (continued)

innovations also generated robust demand for semiconductor companies, which further benefited from renewed pricing power in a consolidating industry.

The financials sector also produced impressive results. Higher short-term interest rates helped banks and capital market firms expand their lending margins and revenues from currency trading. Deregulation of the financials sector helped boost profits further, and the previous cost-cutting efforts of many financial institutions positioned them well for the 2017 upturn.

Despite uncertainty surrounding government efforts to repeal and replace the Affordable Care Act, the health care sector posted strong gains over the reporting period. Indeed, Congress’s inability to repeal Obamacare helped support the outlook for a number of hospital operators and insurers. Moreover, concerns waned regarding government intervention to control drug costs, removing an impediment to gains among large biotechnology firms and pharmaceutical developers. Finally, the industry has been successful in obtaining regulatory approval of a record number of new drugs so far in 2017, further bolstering their prospects in the eyes of investors. Very large drug companies with diversified revenue sources fared especially well.

Only the telecommunication services sector posted negative absolute returns over the reporting period. Comprised of just four companies, the Index’s telecommunications components confronted challenges presented by “cord cutting” when more customers disconnected landlines and replaced cable television with Internet-based entertainment services. The energy sector posted a mildly positive return, as low oil prices early in the reporting period, reduced production volumes, and heavy debt burdens weighed on drilling equipment and oil service providers.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. and global economic recoveries appear to have gained momentum, and corporate earnings have continued to exceed many analysts’ expectations. However, the market’s currently constructive conditions could be undermined by unexpected political and economic developments. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500,” and “S&P 500®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus S&P 500 Index Fund shares and the S&P 500® Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus S&P 500 Index Fund on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/17
	1 Year	5 Years	10 Years
Fund	23.03%	14.61%	7.02%
S&P 500® Index	23.61%	15.17%	7.51%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus S&P 500 Index Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

Expenses paid per $1,000†	$2.63
Ending value (after expenses)	$1,088.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

Expenses paid per $1,000†	$2.55
Ending value (after expenses)	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.7%
Automobiles & Components - .7%
BorgWarner	23,827		1,256,159
Delphi Automotive	32,190		3,199,042
Ford Motor	471,871		5,789,857
General Motors	158,424		6,809,064
Goodyear Tire & Rubber	29,075		889,404
Harley-Davidson	21,393	[a]	1,012,745
			18,956,271
Banks - 6.5%
Bank of America	1,181,909		32,372,488
BB&T	98,162		4,833,497
Citigroup	328,141		24,118,363
Citizens Financial Group	61,266		2,328,721
Comerica	20,279		1,593,321
Fifth Third Bancorp	88,991		2,571,840
Huntington Bancshares	134,670		1,858,446
JPMorgan Chase & Co.	423,689		42,627,350
KeyCorp	131,332		2,396,809
M&T Bank	18,770		3,130,273
People's United Financial	40,424		754,312
PNC Financial Services Group	57,749		7,899,486
Regions Financial	142,461		2,205,296
SunTrust Banks	59,027		3,554,016
U.S. Bancorp	190,441		10,356,182
Wells Fargo & Co.	537,637		30,182,941
Zions Bancorporation	23,407		1,087,489
			173,870,830
Capital Goods - 7.3%
3M	71,807		16,529,253
A.O. Smith	17,706		1,048,195
Acuity Brands	5,412	[a]	904,886
Allegion	12,246		1,021,194
AMETEK	27,455		1,852,938
Arconic	47,056		1,182,047
Boeing	66,906		17,260,410
Caterpillar	70,751		9,607,986
Cummins	18,794		3,324,283
Deere & Co.	38,099		5,062,595
Dover	18,599		1,776,019
Eaton	53,627		4,291,233
Emerson Electric	77,403		4,989,397
Fastenal	35,297		1,657,900

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Capital Goods - 7.3% (continued)
Flowserve	15,885		700,052
Fluor	16,443		708,529
Fortive	36,888		2,665,527
Fortune Brands Home & Security	19,081		1,260,491
General Dynamics	33,547		6,809,370
General Electric	1,041,906		21,004,825
Honeywell International	91,601		13,205,200
Illinois Tool Works	37,183		5,819,883
Ingersoll-Rand	30,700		2,720,020
Jacobs Engineering Group	14,914		868,144
Johnson Controls International	112,879		4,672,062
L3 Technologies	9,649		1,806,100
Lockheed Martin	30,107		9,277,773
Masco	39,239		1,562,497
Northrop Grumman	20,812		6,150,570
PACCAR	41,977		3,011,010
Parker-Hannifin	15,985		2,919,021
Pentair	20,907		1,473,107
Quanta Services	17,396	[b]	656,351
Raytheon	34,939		6,296,008
Rockwell Automation	15,420		3,096,644
Rockwell Collins	19,463		2,639,183
Roper Technologies	12,319		3,180,396
Snap-on	7,116		1,122,762
Stanley Black & Decker	18,393		2,971,389
Textron	32,307		1,703,871
TransDigm Group	5,785		1,605,338
United Rentals	10,160	[b]	1,437,437
United Technologies	89,650		10,736,484
W.W. Grainger	6,506	[a]	1,286,236
Xylem	20,797		1,383,624
			195,258,240
Commercial & Professional Services - .6%
Cintas	10,029		1,494,722
Equifax	14,607		1,585,298
IHS Markit	43,063	[b]	1,834,914
Nielsen Holdings	40,147	[a]	1,488,249
Republic Services	28,039		1,824,498
Robert Half International	15,847		820,399
Stericycle	10,155	[b]	719,482
Verisk Analytics	18,891	[b]	1,606,680
Waste Management	48,079		3,950,651
			15,324,893

8

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Consumer Durables & Apparel - 1.1%
D.R. Horton	42,037		1,858,456
Garmin	13,508	[a]	764,688
Hanesbrands	45,250	[a]	1,018,125
Hasbro	13,329		1,234,132
Leggett & Platt	16,944		800,773
Lennar, Cl. A	24,483		1,362,969
Mattel	40,988	[a]	578,751
Michael Kors Holdings	18,304	[b]	893,418
Mohawk Industries	7,779	[b]	2,036,231
Newell Brands	57,916		2,361,814
NIKE, Cl. B	158,423		8,711,681
PulteGroup	33,502		1,012,765
PVH	9,792		1,241,724
Ralph Lauren	7,266		649,798
Tapestry	33,954		1,390,416
Under Armour, Cl. A	21,794	[a,b]	272,861
Under Armour, Cl. C	21,958	[a,b]	253,176
VF	39,127		2,725,196
Whirlpool	9,085		1,489,304
			30,656,278
Consumer Services - 1.9%
Carnival	49,171		3,264,463
Chipotle Mexican Grill	3,036	[a,b]	825,488
Darden Restaurants	14,419		1,186,251
H&R Block	24,988		618,203
Hilton Worldwide Holdings	24,638		1,780,835
Marriott International, Cl. A	37,409		4,469,627
McDonald's	97,495		16,272,890
MGM Resorts International	61,801		1,937,461
Norwegian Cruise Line Holdings	21,400	[b]	1,193,050
Royal Caribbean Cruises	20,268		2,508,570
Starbucks	174,318		9,559,599
Wyndham Worldwide	12,673		1,354,110
Wynn Resorts	9,430		1,390,831
Yum! Brands	41,299		3,074,711
			49,436,089
Diversified Financials - 5.4%
Affiliated Managers Group	6,623		1,235,190
American Express	88,465		8,450,177
Ameriprise Financial	18,111		2,835,096
Bank of New York Mellon	123,774		6,368,172
Berkshire Hathaway, Cl. B	231,116	[b]	43,204,825
BlackRock	14,883		7,007,363

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Diversified Financials - 5.4% (continued)
Capital One Financial	57,265		5,278,688
Cboe Global Markets	13,232		1,496,010
Charles Schwab	143,737		6,445,167
CME Group	40,875		5,606,824
Discover Financial Services	45,766		3,044,812
E*TRADE Financial	34,617	[b]	1,508,955
Franklin Resources	41,380		1,743,339
Goldman Sachs Group	43,379		10,518,540
Intercontinental Exchange	70,958		4,690,324
Invesco	48,607		1,739,645
Leucadia National	40,672		1,029,002
Moody's	20,274		2,887,220
Morgan Stanley	171,742		8,587,100
Nasdaq	13,785		1,001,480
Navient	32,330		402,832
Northern Trust	25,444		2,379,523
Raymond James Financial	14,542		1,232,871
S&P Global	30,760		4,813,017
State Street	44,729		4,115,068
Synchrony Financial	90,306		2,945,782
T. Rowe Price Group	29,855		2,773,530
			143,340,552
Energy - 5.9%
Anadarko Petroleum	66,531		3,284,635
Andeavor	18,147		1,927,937
Apache	44,920		1,858,340
Baker Hughes	51,348		1,613,868
Cabot Oil & Gas	56,390		1,562,003
Chesapeake Energy	89,988	[a,b]	350,953
Chevron	227,694		26,387,458
Cimarex Energy	11,803		1,380,125
Concho Resources	17,566	[b]	2,357,533
ConocoPhillips	147,648		7,552,195
Devon Energy	62,829		2,318,390
EOG Resources	68,861		6,877,148
EQT	21,390	[a]	1,337,731
Exxon Mobil	509,474		42,464,658
Halliburton	103,341		4,416,794
Helmerich & Payne	12,689	[a]	689,140
Hess	32,637		1,441,250
Kinder Morgan	232,053		4,202,480
Marathon Oil	103,904		1,477,515
Marathon Petroleum	61,054		3,647,366

10

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Energy - 5.9% (continued)
National Oilwell Varco	45,408	[a]	1,552,500
Newfield Exploration	24,429	[b]	752,169
Noble Energy	58,066		1,618,299
Occidental Petroleum	91,178		5,887,363
ONEOK	45,673		2,478,674
Phillips 66	52,558		4,786,983
Pioneer Natural Resources	20,435		3,058,506
Range Resources	26,235		475,116
Schlumberger	166,846		10,678,144
TechnipFMC	53,171		1,456,354
Valero Energy	53,673		4,234,263
Williams Cos.	99,904		2,847,264
			156,973,154
Food & Staples Retailing - 1.7%
Costco Wholesale	52,461		8,450,418
CVS Health	122,683		8,407,466
Kroger	110,084		2,278,739
Sysco	58,618		3,260,333
Walgreens Boots Alliance	110,073		7,294,538
Wal-Mart Stores	176,249		15,388,300
			45,079,794
Food, Beverage & Tobacco - 4.5%
Altria Group	230,932		14,830,453
Archer-Daniels-Midland	67,843		2,772,743
Brown-Forman, Cl. B	23,112		1,317,846
Campbell Soup	24,159		1,144,412
Coca-Cola	462,893		21,283,820
Conagra Brands	50,523		1,725,866
Constellation Brands, Cl. A	20,661		4,526,618
Dr Pepper Snapple Group	21,944		1,879,723
General Mills	69,060		3,585,595
Hershey	16,457		1,747,404
Hormel Foods	33,377	[a]	1,040,027
J.M. Smucker	13,851		1,468,899
Kellogg	29,836	[a]	1,865,645
Kraft Heinz	72,107		5,576,034
McCormick & Co.	14,197		1,413,027
Molson Coors Brewing, Cl. B	22,233		1,797,983
Mondelez International, Cl. A	182,477		7,560,022
Monster Beverage	48,526	[b]	2,811,111
PepsiCo	171,675		18,923,735
Philip Morris International	186,653		19,531,370

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Food, Beverage & Tobacco - 4.5% (continued)
Tyson Foods, Cl. A	33,900		2,471,649
			119,273,982
Health Care Equipment & Services - 5.7%
Abbott Laboratories	208,433		11,303,322
Aetna	39,797		6,766,684
Align Technology	9,090	[b]	2,172,328
AmerisourceBergen	19,599		1,508,143
Anthem	31,721		6,636,350
Baxter International	59,434		3,831,710
Becton Dickinson & Co.	27,041		5,642,645
Boston Scientific	162,233	[b]	4,565,237
C.R. Bard	8,891		2,907,979
Cardinal Health	37,380		2,313,822
Centene	20,980	[b]	1,965,197
Cerner	37,532	[b]	2,534,161
Cigna	30,339		5,983,458
Cooper	5,931		1,424,982
Danaher	72,804		6,717,625
DaVita	19,409	[b]	1,178,903
Dentsply Sirona	28,121		1,717,349
Edwards Lifesciences	25,604	[b]	2,617,497
Envision Healthcare	14,240	[b]	606,624
Express Scripts Holding	69,733	[b]	4,273,936
HCA Healthcare	34,292	[b]	2,594,190
Henry Schein	19,463	[b]	1,529,792
Hologic	34,365	[b]	1,300,715
Humana	17,413		4,446,410
IDEXX Laboratories	10,885	[b]	1,808,760
Intuitive Surgical	13,477	[b]	5,058,727
Laboratory Corporation of America Holdings	12,227	[b]	1,879,412
McKesson	25,731		3,547,790
Medtronic	163,845		13,192,799
Patterson	9,432		348,984
Quest Diagnostics	16,718		1,567,814
ResMed	17,082		1,437,963
Stryker	38,563		5,972,252
UnitedHealth Group	116,254		24,438,916
Universal Health Services, Cl. B	10,400		1,068,080
Varian Medical Systems	11,062	[b]	1,152,550
Zimmer Biomet Holdings	24,028		2,922,285
			150,935,391

12

Description	Shares	Value ($)
Common Stocks - 99.7% (continued)
Household & Personal Products - 1.7%
Church & Dwight	29,796	1,345,885
Clorox	15,353	1,942,615
Colgate-Palmolive	105,470	7,430,361
Coty, Cl. A	57,480	885,192
Estee Lauder, Cl. A	26,411	2,953,014
Kimberly-Clark	42,441	4,775,037
Procter & Gamble	307,423	26,542,902
		45,875,006
Insurance - 2.8%
Aflac	47,756	4,006,251
Allstate	43,425	4,075,870
American International Group	108,321	6,998,620
Aon	30,656	4,396,990
Arthur J. Gallagher & Co.	21,901	1,386,990
Assurant	7,042	708,777
Brighthouse Financial	11,813	734,532
Chubb	56,312	8,492,976
Cincinnati Financial	18,061	1,267,340
Everest Re Group	4,939	1,172,766
Hartford Financial Services Group	44,253	2,436,128
Lincoln National	27,547	2,087,512
Loews	33,046	1,636,107
Marsh & McLennan Cos.	61,350	4,965,055
MetLife	128,046	6,860,705
Principal Financial Group	32,732	2,155,402
Progressive	69,214	3,367,261
Prudential Financial	51,873	5,729,892
Torchmark	13,198	1,110,348
Travelers	33,298	4,410,320
Unum Group	27,425	1,427,197
Willis Towers Watson	16,064	2,587,589
XL Group	31,798	1,286,865
		73,301,493
Materials - 3.0%
Air Products & Chemicals	26,091	4,159,688
Albemarle	13,349	1,880,741
Avery Dennison	11,194	1,188,467
Ball	43,300	1,858,869
CF Industries Holdings	29,364	1,115,245
DowDuPont	279,094	20,181,287
Eastman Chemical	17,334	1,574,101
Ecolab	31,581	4,126,373
FMC	15,643	1,452,609

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Materials - 3.0% (continued)
Freeport-McMoRan	160,768	[b]	2,247,537
International Flavors & Fragrances	9,183		1,353,758
International Paper	49,205		2,817,970
LyondellBasell Industries, Cl. A	39,150		4,053,199
Martin Marietta Materials	7,623		1,653,048
Monsanto	52,315		6,335,346
Mosaic	43,566		973,264
Newmont Mining	65,266		2,360,019
Nucor	38,246		2,211,766
Packaging Corporation of America	11,342		1,318,734
PPG Industries	31,407		3,650,750
Praxair	33,922		4,956,683
Sealed Air	22,733		1,005,481
Sherwin-Williams	9,860		3,896,179
Vulcan Materials	15,834		1,927,790
WestRock	30,213		1,852,963
			80,151,867
Media - 2.7%
CBS, Cl. B	43,956		2,466,811
Charter Communications, Cl. A	24,274	[b]	8,111,643
Comcast, Cl. A	566,145		20,398,204
Discovery Communications, Cl. A	19,678	[a,b]	371,521
Discovery Communications, Cl. C	24,548	[b]	437,200
DISH Network, Cl. A	27,461	[b]	1,332,957
Interpublic Group of Companies	48,888		941,094
News Corp., Cl. A	46,732		638,359
News Corp., Cl. B	12,486		173,555
Omnicom Group	28,279		1,900,066
Scripps Networks Interactive, Cl. A	11,094		923,908
Time Warner	93,455		9,185,692
Twenty-First Century Fox, Cl. A	128,010		3,347,462
Twenty-First Century Fox, Cl. B	53,521		1,362,109
Viacom, Cl. B	40,954		984,125
Walt Disney	184,979		18,092,796
			70,667,502
Pharmaceuticals, Biotechnology & Life Sciences - 8.3%
AbbVie	191,649		17,296,322
Agilent Technologies	38,042		2,587,997
Alexion Pharmaceuticals	26,684	[b]	3,193,007
Allergan	40,076		7,102,669
Amgen	88,165		15,448,271
Biogen	25,468	[b]	7,937,357
Bristol-Myers Squibb	198,321		12,228,473

14

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 8.3% (continued)
Celgene	93,800	[b]	9,470,986
Eli Lilly & Co.	116,094		9,512,742
Gilead Sciences	156,314		11,717,297
Illumina	17,336	[b]	3,557,174
Incyte	20,519	[b]	2,323,777
Johnson & Johnson	322,986		45,027,478
Merck & Co.	328,897		18,118,936
Mettler-Toledo International	3,101	[b]	2,116,836
Mylan	63,379	[b]	2,263,264
PerkinElmer	14,154		1,023,617
Perrigo	16,053	[a]	1,300,132
Pfizer	717,104		25,141,666
Quintiles IMS Holdings	18,036	[b]	1,949,692
Regeneron Pharmaceuticals	9,083	[b]	3,656,997
Thermo Fisher Scientific	47,974		9,298,800
Vertex Pharmaceuticals	30,069	[b]	4,396,990
Waters	9,357	[b]	1,834,440
Zoetis	59,327		3,786,249
			222,291,169
Real Estate - 2.9%
Alexandria Real Estate Equities	11,092	[c]	1,374,964
American Tower	51,458	[c]	7,392,971
Apartment Investment & Management, Cl. A	17,797	[c]	782,712
AvalonBay Communities	16,736	[c]	3,034,739
Boston Properties	18,216	[c]	2,207,415
CBRE Group, Cl. A	35,189	[b,c]	1,383,631
Crown Castle International	48,390	[c]	5,181,601
Digital Realty Trust	24,022	[c]	2,845,166
Duke Realty	42,761	[c]	1,217,833
Equinix	9,452	[c]	4,381,002
Equity Residential	44,200	[c]	2,972,892
Essex Property Trust	8,051	[c]	2,112,824
Extra Space Storage	15,118	[c]	1,233,478
Federal Realty Investment Trust	8,491	[c]	1,023,335
GGP	71,314	[c]	1,387,770
HCP	54,892	[c]	1,418,409
Host Hotels & Resorts	87,848	[c]	1,718,307
Iron Mountain	29,679	[c]	1,187,160
Kimco Realty	51,937	[c]	943,176
Macerich	13,199	[a,c]	720,665
Mid-America Apartment Communities	13,812	[c]	1,413,658

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Real Estate - 2.9% (continued)
Prologis	62,879	[c]	4,060,726
Public Storage	17,981	[c]	3,726,562
Realty Income	31,798	[c]	1,706,599
Regency Centers	17,699	[c]	1,089,373
SBA Communications	14,574	[b,c]	2,290,741
Simon Property Group	37,612	[c]	5,842,272
SL Green Realty	12,154	[c]	1,162,895
UDR	32,056	[c]	1,243,452
Ventas	42,185	[c]	2,647,109
Vornado Realty Trust	20,793	[c]	1,556,564
Welltower	44,180	[c]	2,958,293
Weyerhaeuser	89,679	[c]	3,220,373
			77,438,667
Retailing - 5.5%
Advance Auto Parts	9,080		742,199
Amazon.com	47,933	[b]	52,979,386
AutoZone	3,373	[b]	1,988,384
Best Buy	32,397		1,813,584
CarMax	22,553	[b]	1,693,730
Dollar General	31,025		2,508,061
Dollar Tree	28,703	[b]	2,619,149
Expedia	14,970		1,866,160
Foot Locker	15,366		462,209
Gap	25,199		654,922
Genuine Parts	17,985		1,586,817
Home Depot	142,010		23,542,418
Kohl's	20,809	[a]	868,984
L Brands	28,655	[a]	1,233,311
LKQ	37,811	[b]	1,425,097
Lowe's	101,742		8,134,273
Macy's	38,470		721,697
Netflix	51,879	[b]	10,190,592
Nordstrom	13,673	[a]	542,134
O'Reilly Automotive	10,865	[b]	2,291,972
Priceline Group	5,881	[b]	11,244,237
Ross Stores	46,949		2,980,792
Signet Jewelers	7,324	[a]	480,235
Target	66,177		3,907,090
The TJX Companies	77,503		5,409,709
Tiffany & Co.	12,382		1,159,203
Tractor Supply	16,134		972,235
TripAdvisor	14,316	[a,b]	536,850

16

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Retailing - 5.5% (continued)
Ulta Beauty	6,993	[b]	1,411,117
			145,966,547
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Micro Devices	95,471	[a,b]	1,048,749
Analog Devices	43,970		4,014,461
Applied Materials	128,774		7,266,717
Broadcom	48,805		12,880,128
Intel	566,397		25,765,400
KLA-Tencor	19,259		2,097,113
Lam Research	19,908		4,152,212
Microchip Technology	27,505	[a]	2,607,474
Micron Technology	133,090	[b]	5,897,218
NVIDIA	72,101		14,911,208
Qorvo	16,041	[a,b]	1,216,068
QUALCOMM	176,603		9,008,519
Skyworks Solutions	22,082		2,514,257
Texas Instruments	119,555		11,559,773
Xilinx	30,151		2,221,827
			107,161,124
Software & Services - 14.5%
Accenture, Cl. A	74,439		10,597,136
Activision Blizzard	90,030		5,896,064
Adobe Systems	59,220	[b]	10,372,975
Akamai Technologies	20,517	[b]	1,072,013
Alliance Data Systems	5,876		1,314,637
Alphabet, Cl. A	35,767	[b]	36,948,742
Alphabet, Cl. C	36,264	[b]	36,867,433
ANSYS	10,282	[b]	1,405,652
Autodesk	26,013	[b]	3,250,584
Automatic Data Processing	53,547		6,225,374
CA	38,098		1,233,613
Cadence Design Systems	33,706	[b]	1,454,751
Citrix Systems	17,342	[b]	1,432,623
Cognizant Technology Solutions, Cl. A	70,992		5,371,965
CSRA	19,142		612,353
DXC Technology	34,410		3,149,203
eBay	120,396	[b]	4,531,705
Electronic Arts	37,398	[b]	4,472,801
Facebook, Cl. A	285,042	[b]	51,324,663
Fidelity National Information Services	39,883		3,699,547
Fiserv	25,441	[b]	3,292,829
Gartner	10,945	[b]	1,371,518
Global Payments	17,768		1,846,984

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Software & Services - 14.5% (continued)
International Business Machines	104,098		16,037,338
Intuit	29,491		4,453,731
MasterCard, Cl. A	112,770		16,776,793
Microsoft	926,707		77,083,488
Oracle	363,008		18,477,107
Paychex	37,680		2,403,607
PayPal Holdings	135,748	[b]	9,849,875
Red Hat	21,349	[b]	2,579,600
salesforce.com	81,928	[b]	8,384,512
Symantec	73,418		2,386,085
Synopsys	18,132	[b]	1,568,781
Total System Services	19,042		1,371,976
VeriSign	10,837	[a,b]	1,165,194
Visa, Cl. A	220,301	[a]	24,228,704
Western Union	58,479		1,161,393
			385,673,349
Technology Hardware & Equipment - 5.9%
Amphenol, Cl. A	36,399		3,166,713
Apple	621,548		105,066,474
Cisco Systems	599,786		20,482,692
Corning	109,074		3,415,107
F5 Networks	7,700	[b]	933,779
FLIR Systems	16,913		791,867
Harris	14,472		2,016,239
Hewlett Packard Enterprise	200,650		2,793,048
HP	201,383		4,339,804
Juniper Networks	47,463		1,178,506
Motorola Solutions	19,310		1,748,327
NetApp	32,526		1,444,805
Seagate Technology	34,555	[a]	1,277,498
TE Connectivity	42,800		3,893,516
Western Digital	34,898		3,115,344
Xerox	26,896		815,218
			156,478,937
Telecommunication Services - 1.9%
AT&T	738,916		24,864,523
CenturyLink	117,753	[a]	2,236,129
Verizon Communications	490,277		23,469,560
			50,570,212
Transportation - 2.1%
Alaska Air Group	15,259		1,007,552
American Airlines Group	52,817		2,472,892
C.H. Robinson Worldwide	17,299	[a]	1,358,490

18

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Transportation - 2.1% (continued)
CSX	110,506		5,572,818
Delta Air Lines	80,890		4,046,927
Expeditors International of Washington	21,254		1,240,809
FedEx	29,641		6,693,234
J.B. Hunt Transport Services	10,211		1,086,348
Kansas City Southern	12,934		1,347,981
Norfolk Southern	34,585		4,545,161
Southwest Airlines	66,895		3,602,965
Union Pacific	96,384		11,160,303
United Continental Holdings	31,373	[b]	1,834,693
United Parcel Service, Cl. B	82,378		9,681,886
			55,652,059
Utilities - 3.1%
AES	75,560		803,203
Alliant Energy	28,162		1,218,288
Ameren	30,088		1,865,155
American Electric Power	59,144		4,400,905
American Water Works	22,069		1,936,775
CenterPoint Energy	50,234		1,485,922
CMS Energy	34,182		1,653,383
Consolidated Edison	37,143		3,196,155
Dominion Energy	77,037		6,250,782
DTE Energy	21,213		2,343,188
Duke Energy	84,154		7,431,640
Edison International	39,085		3,124,846
Entergy	21,496		1,854,245
Eversource Energy	38,061		2,384,141
Exelon	115,008		4,624,472
FirstEnergy	51,592		1,699,956
NextEra Energy	55,836		8,658,489
NiSource	40,468		1,067,141
NRG Energy	35,685		892,125
PG&E	60,671		3,504,964
Pinnacle West Capital	12,885		1,130,143
PPL	83,135		3,122,551
Public Service Enterprise Group	61,525		3,027,030
SCANA	17,713		764,139
Sempra Energy	30,034		3,528,995

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.7% (continued)
Utilities - 3.1% (continued)
Southern	119,488		6,237,274
WEC Energy Group	37,336		2,516,073
Xcel Energy	60,012		2,971,794
			83,693,774
Total Common Stocks (cost $816,396,804)			2,654,027,180
	Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills
1.02%, 12/7/17 (cost $724,263)	725,000	[d]	724,290

Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $12,605,928)	12,605,928	[e]	12,605,928

Investment of Cash Collateral for Securities Loaned - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $11,760,856)	11,760,856	[e]	11,760,856
Total Investments (cost $841,487,851)	100.7%		2,679,118,254
Liabilities, Less Cash and Receivables	(.7%)		(17,836,569)
Net Assets	100.0%		2,661,281,685

a Security, or portion thereof, on loan. At October 31, 2017, the value of the fund’s securities on loan was $53,283,232 and the value of the collateral held by the fund was $54,581,317, consisting of cash collateral of $11,760,856 and U.S. Government & Agency securities valued at $42,820,461.

b Non-income producing security.

c Investment in real estate investment trust.

d Held by a counterparty for open futures contracts.

e Investment in affiliated money market mutual fund.

20

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	14.5
Pharmaceuticals, Biotechnology & Life Sciences	8.3
Capital Goods	7.3
Banks	6.5
Energy	5.9
Technology Hardware & Equipment	5.9
Health Care Equipment & Services	5.7
Retailing	5.5
Diversified Financials	5.4
Food, Beverage & Tobacco	4.5
Semiconductors & Semiconductor Equipment	4.0
Utilities	3.1
Materials	3.0
Real Estate	2.9
Insurance	2.8
Media	2.7
Transportation	2.1
Telecommunication Services	1.9
Consumer Services	1.9
Household & Personal Products	1.7
Food & Staples Retailing	1.7
Consumer Durables & Apparel	1.1
Short-Term/Money Market Investments	1.0
Automobiles & Components	.7
Commercial & Professional Services	.6
100.7

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16($)	Purchases($)	Sales ($)	Value 10/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	7,299,157	202,704,407	198,242,708	11,760,856.5		–
Dreyfus Institutional Preferred Government Plus Money Market Fund	29,140,371	345,225,209	361,759,652	12,605,928.5		108,076
Total	36,439,528	547,929,616	560,002,360	24,366,784	1.0	108,076

See notes to financial statements.

22

STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
Standard & Poor's 500 E-mini	114	12/2017	14,567,233	14,664,390	97,157
Gross Unrealized Appreciation				97,157

See notes to financial statements.

23

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $53,283,232)—Note 1(b):
Unaffiliated issuers	817,121,067	2,654,751,470
Affiliated issuers	24,366,784	24,366,784
Cash		533,870
Dividends and securities lending income receivable		2,247,755
Receivable for shares of Common Stock subscribed		159,731
Receivable for futures variation margin—Note 4		28,778
Other assets		55,450
		2,682,143,838
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,116,413
Liability for securities on loan—Note 1(b)		11,760,856
Payable for shares of Common Stock redeemed		7,978,664
Interest payable—Note 2		220
Accrued expenses		6,000
		20,862,153
Net Assets ($)		2,661,281,685
Composition of Net Assets ($):
Paid-in capital		637,895,833
Accumulated undistributed investment income—net		31,980,484
Accumulated net realized gain (loss) on investments		153,677,808
Accumulated net unrealized appreciation (depreciation) on investments (including $97,157 net unrealized appreciation on futures)		1,837,727,560
Net Assets ($)		2,661,281,685
Shares Outstanding
(200 million shares of $.001 par value Common Stock authorized)		46,968,646
Net Asset Value Per Share ($)		56.66

See notes to financial statements.

24

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	53,078,789
Affiliated issuers	108,076
Income from securities lending—Note 1(b)	107,161
Interest	7,861
Total Income	53,301,887
Expenses:
Management fee—Note 3(a)	6,584,888
Shareholder servicing costs—Note 3(b)	6,584,888
Directors’ fees—Note 3(a,c)	214,237
Loan commitment fees—Note 2	58,800
Interest expense—Note 2	1,161
Total Expenses	13,443,974
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(214,237)
Net Expenses	13,229,737
Investment Income—Net	40,072,150
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	187,996,432
Net realized gain (loss) on futures	4,186,545
Net Realized Gain (Loss)	192,182,977
Net unrealized appreciation (depreciation) on investments	309,127,782
Net unrealized appreciation (depreciation) on futures	474,192
Net Unrealized Appreciation (Depreciation)	309,601,974
Net Realized and Unrealized Gain (Loss) on Investments	501,784,951
Net Increase in Net Assets Resulting from Operations	541,857,101

See notes to financial statements.

25

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	40,072,150	43,471,415
Net realized gain (loss) on investments	192,182,977	216,335,827
Net unrealized appreciation (depreciation) on investments	309,601,974	(160,662,819)
Net Increase (Decrease) in Net Assets Resulting from Operations	541,857,101	99,144,423
Distributions to Shareholders from ($):
Investment income—net	(43,501,163)	(44,703,136)
Net realized gain on investments	(211,029,813)	(150,090,899)
Total Distributions	(254,530,976)	(194,794,035)
Capital Stock Transactions ($):
Net proceeds from shares sold	414,809,180	484,041,087
Distributions reinvested	249,887,372	191,696,924
Cost of shares redeemed	(769,466,150)	(872,598,053)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(104,769,598)	(196,860,042)
Total Increase (Decrease) in Net Assets	182,556,527	(292,509,654)
Net Assets ($):
Beginning of Period	2,478,725,158	2,771,234,812
End of Period	2,661,281,685	2,478,725,158
Undistributed investment income—net	31,980,484	34,422,230
Capital Share Transactions (Shares):
Shares sold	7,917,756	9,761,306
Shares issued for distributions reinvested	5,108,846	3,891,683
Shares redeemed	(14,622,407)	(17,490,556)
Net Increase (Decrease) in Shares Outstanding	(1,595,805)	(3,837,567)

See notes to financial statements.

26

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	51.04	52.88	54.00	47.94	39.13
Investment Operations:
Investment income—net[a]	.80	.84	.83	.77	.75
Net realized and unrealized gain (loss) on investments	10.12	1.11	1.68	7.05	9.32
Total from Investment Operations	10.92	1.95	2.51	7.82	10.07
Distributions:
Dividends from investment income—net	(.91)	(.87)	(.83)	(.74)	(.71)
Dividends from net realized gain on investments	(4.39)	(2.92)	(2.80)	(1.02)	(.55)
Total Distributions	(5.30)	(3.79)	(3.63)	(1.76)	(1.26)
Net asset value, end of period	56.66	51.04	52.88	54.00	47.94
Total Return (%)	23.03	3.95	4.70	16.71	26.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	1.52	1.68	1.59	1.54	1.75
Portfolio Turnover Rate	2.88	4.25	3.72	3.56	2.92
Net Assets, end of period ($ x 1,000)	2,661,282	2,478,725	2,771,235	2,894,071	2,755,400

a Based on average shares outstanding.

See notes to financial statements.

27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus S&P 500 Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

28

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

29

NOTES TO FINANCIAL STATEMENTS (continued)

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	2,633,894,542	-	-	2,633,894,542

30

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($) (continued)
Equity Securities—Foreign Common Stocks†	20,132,638	-	-	20,132,638
Registered Investment Companies	24,366,784	-	-	24,366,784
U.S. Treasury	-	724,290	-	724,290
Other Financial Instruments:
Futures††	97,157	-	-	97,157

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the

31

NOTES TO FINANCIAL STATEMENTS (continued)

unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2017, The Bank of New York Mellon earned $21,101 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $34,755,397, undistributed capital gains $186,873,405 and unrealized appreciation $1,801,757,050.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $45,178,724 and $47,619,236, and long-term capital gains $209,352,252 and $147,174,799, respectively.

32

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to prior year corporate actions, the fund increased accumulated undistributed investment income-net by $987,267 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2017 was approximately $58,900 with a related weighted average annualized interest rate of 1.97%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, Dreyfus pays all of the expenses of the fund except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2017, fees reimbursed by Dreyfus amounted to $214,237.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, at an annual rate of .25% of the value of the fund’s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts such as recordkeeping and sub-accounting services. The

33

NOTES TO FINANCIAL STATEMENTS (continued)

Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, the fund was charged $6,584,888 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $566,672 and Shareholder Services Plan fees $566,672, which are offset against an expense reimbursement currently in effect in the amount of $16,931.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2017, amounted to $74,861,206 and $362,876,477, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Statement of Futures.

34

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Equity futures	24,885,923

At October 31, 2017, the cost of investments for federal income tax purposes was $877,361,204; accordingly, accumulated net unrealized appreciation on investments was $1,801,757,050, consisting of $1,858,474,668 gross unrealized appreciation and $56,717,618 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was executed in a two-step transaction: shares were repurchased by Tribune in a tender offer in June 2007 and then in a go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases were consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)).

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a

35

NOTES TO FINANCIAL STATEMENTS (continued)

defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but did not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL that applied to most, but not all, of the cases in the Tribune MDL. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. On March 29, 2016, the Second Circuit issued its decision on the appeal and cross-appeal. A panel of three judges unanimously affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Bankruptcy Code. On April 12, 2016, the plaintiffs/appellants filed a petition with the Second Circuit requesting rehearing of the appeal by the same panel of judges and/or rehearing en banc by all judges on the Second Circuit. On July 22, 2016, the Second Circuit denied both requests for rehearing. On September 9, 2016, Plaintiffs filed a petition for certiorari with the U.S. Supreme Court. A brief in opposition to the petition was filed on behalf of defendants on October 24, 2016. Plaintiffs filed a reply brief on November 4, 2016. As of December 6, 2017, the Supreme Court had not ruled on the petition.

In the FitzSimons case, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to

36

all Shareholder Defendants including the fund, was filed on May 23, 2014 and briefing was completed in July 2014. On January 9, 2017, Judge Sullivan entered an order granting the “global” motion and dismissing the claim against all the Shareholder Defendants. On February 2, 2017, the plaintiff filed a request to seek leave to appeal with the court. On February 23, 2017, the Court entered an order stating that it would permit the Plaintiff to make an interlocutory appeal of the dismissal of the claim, but only after the Court decided other pending motions to dismiss that do not involve the Shareholder Defendants. As of December 6, 2017, the Court had not decided those other motions.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

37

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus S&P 500 Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, investments in affiliated issuers and futures, of Dreyfus S&P 500 Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) (the Fund) as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus S&P 500 Index Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

38

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2017 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $45,178,724 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. The fund also hereby reports $.0062 per share as a long-term capital gain distribution paid on March 21, 2017 and also $.0349 per share as a short-term capital gain distribution and $4.3487 per share as a long-term capital gain distribution paid on December 28, 2016.

39

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Peggy C. Davis (74)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (77)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

40

Ehud Houminer (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

43

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

44

NOTES

45

For More Information

Dreyfus S&P 500 Index Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	PEOPX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0078AR1017

Dreyfus Smallcap Stock Index Fund

ANNUAL REPORT October 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Smallcap Stock Index Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Smallcap Stock Index Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by Thomas J. Durante, CFA, Karen Q. Wong, CFA, and Richard A. Brown, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Smallcap Stock Index Fund’s Class I shares produced a total return of 27.38%, and its Investor shares returned 27.11%.1 In comparison, the S&P SmallCap 600® Index (the “Index”), the fund’s benchmark, produced a 27.92% total return for the same period.2,3

Small-cap stocks gained ground amid better-than-expected corporate earnings and in anticipation of more stimulative U.S. government policies. The difference in returns between the fund and the Index was primarily the result of transaction costs and operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the performance of the Index by generally investing in a representative sample of stocks included in the Index and in futures whose performance is tied to the Index. However, at times, the fund may be fully invested in all the stocks that comprise the Index. Under these circumstances, the fund maintains approximately the same weighting for each stock as the Index does. The fund expects to invest in approximately 500 or more of the stocks in the Index.

The Index is an unmanaged index composed of 600 domestic stocks. S&P weights each company’s stock in the Index by its market capitalization (i.e., the share price times the number of shares outstanding), adjusted by the number of available float shares (i.e., those shares available to public investors). Companies included in the Index generally have market capitalizations ranging between approximately $400 million and $1.8 billion, to the extent consistent with market conditions.

Rising Corporate Earnings Drove Markets Higher

Equity markets across all capitalization ranges were reenergized in November and December 2016 when investors began to anticipate greater economic growth stemming from lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs. While concerns about the government’s ability to implement its business-friendly policy proposals slowed the market’s advance in the spring, most broad measures of stock market performance quickly shrugged off those concerns and reached new all-time highs by the reporting period’s end.

The market’s advance was supported throughout the reporting period by measured, well-telegraphed shifts in monetary policy from the Federal Reserve Board (the “Fed”). Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Fed’s gradual approach to withdrawing economic stimulus—including short-term interest-rate hikes in December, March, and June and the start of asset sales in October—was received calmly by investors, who focused more on rising corporate earnings. In this environment, small-cap stocks generally produce higher returns than their large- and mid-cap counterparts.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Technology Stocks Led the Market’s Advance

The Index’s robust results over the reporting period were driven, in part, by better-than-expected earnings in the industrials sector, where expectations of better domestic business conditions helped propel small-cap stock prices higher. Strong commercial demand bolstered sales and earnings for manufacturing and machinery companies. Other winners in the industrials sector included suppliers to the aerospace industry, manufacturers of 3-D printing equipment, logistics companies, providers of hospital laundry and dietary services, water pollution control companies, and producers of robotics and other factory automation technologies.

The financials sector also achieved impressive results. Higher short-term interest rates helped regional banks expand their lending margins, and volumes of new commercial and mortgage loans increased for thrifts and mortgage companies. Deregulation of the financials sector helped further boost profits for banks and insurance companies.

In the information technology sector, ongoing trends in favor of cloud computing, smartphones, Internet-connected automobiles and appliances, and factory automation and robotics helped support revenues and earnings for a variety of small-cap technology companies. Most notably, technological innovations generated robust demand for producers of semiconductors and electronic equipment responding to the increasing popularity of Internet-connected automobiles and appliances. Semiconductor manufacturers also benefited from greater pricing power amid industry consolidation. Meanwhile, the prospect of higher military spending supported gains among defense-related businesses.

On a more negative note, the energy sector lost value in light of low oil prices early in the reporting period, a trade dispute with Canada that undermined coal export volumes, and the rising cost of materials used in North American shale oil-and-gas production. Finally, the consumer staples sector struggled with online competition affecting brick-and-mortar grocery retailers.

Replicating the Performance of the Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that the U.S. and global economic recoveries appear to have gained momentum, and corporate earnings have continued to exceed many analysts’ expectations. However, the small-cap stock market’s currently constructive conditions could be undermined by unexpected political and economic developments. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2017

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The S&P SmallCap 600® Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Investors cannot invest directly in any index.

3 “Standard & Poor’s®,” “S&P®,” and “S&P SmallCap 600®” are registered trademarks of Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund. The fund is not sponsored, endorsed, managed, advised, sold, or promoted by Standard & Poor’s and its affiliates, and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small-cap companies often experience sharper price fluctuations than stocks of larger-cap companies.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Smallcap Stock Index Fund Investor shares and Class I shares and the S&P SmallCap 600® Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Investor and Class I shares of Dreyfus Smallcap Stock Index Fund on 10/31/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	5 Years	10 Years
Investor shares	6/30/97	27.11%	15.78%	8.88%
Class I Shares	8/31/16	27.38%	15.85%†	8.91%†
S&P SmallCap 600® Index		27.92%	16.29%	9.17%

† The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Investor shares for the period prior to 8/31/16 (the inception date for Class I shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Smallcap Stock Index Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Investor Shares	Class I
Expenses paid per $1,000†	$2.61	$1.31
Ending value (after expenses)	$1,073.80	$1,075.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Investor Shares	Class I
Expenses paid per $1,000†	$2.55	$1.28
Ending value (after expenses)	$1,022.68	$1,023.95

† Expenses are equal to the fund’s annualized expense ratio of .50% for Investor Shares and .25% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - 1.9%
American Axle & Manufacturing Holdings	238,155	[a]	4,236,777
Cooper-Standard Holding	50,116	[a]	5,586,932
Dorman Products	100,123	[a]	6,919,501
Fox Factory Holding	121,766	[a]	5,181,143
Gentherm	114,440	[a]	3,833,740
LCI Industries	75,723		9,374,507
Motorcar Parts of America	67,080	[a]	1,939,283
Standard Motor Products	68,565		2,994,234
Superior Industries International	74,349		1,156,127
Winnebago Industries	90,017		4,424,336
			45,646,580
Banks - 9.5%
Ameris Bancorp	120,194		5,757,293
Banc of California	128,227		2,699,178
Bank Mutual	140,780		1,488,749
Banner	106,298		6,093,001
BofI Holding	163,535	[a]	4,399,092
Boston Private Financial Holdings	289,467		4,602,525
Brookline Bancorp	204,352		3,147,021
Central Pacific Financial	108,807		3,386,074
City Holding	46,346		3,266,930
Columbia Banking System	189,316		8,237,139
Community Bank System	160,191		8,856,960
Customers Bancorp	101,743	[a]	2,781,654
CVB Financial	335,233		7,998,659
Dime Community Bancshares	78,792		1,737,364
Fidelity Southern	47,725		1,046,609
First BanCorp	637,646	[a]	3,283,877
First Commonwealth Financial	301,691		4,392,621
First Financial Bancorp	211,070		5,762,211
First Financial Bankshares	207,611		9,477,442
First Midwest Bancorp	296,082		6,836,533
Glacier Bancorp	259,101		9,835,474
Great Western Bancorp	183,061		7,430,446
Hanmi Financial	107,941		3,319,186
HomeStreet	77,727	[a]	2,257,969
Hope Bancorp	390,732		7,209,005
Independent Bank	81,030		5,842,263
LegacyTexas Financial Group	128,161		5,112,342
LendingTree	23,884	[a]	6,402,106

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Banks - 9.5% (continued)
Meta Financial Group	24,557		2,142,598
National Bank Holdings, Cl. A	99,261		3,257,746
NBT Bancorp	138,913		5,298,142
NMI Holdings, Cl. A	182,767	[a]	2,659,260
Northfield Bancorp	177,233		3,023,595
Northwest Bancshares	298,208		5,030,769
OFG Bancorp	174,228		1,550,629
Old National Bancorp	432,814		7,877,215
Opus Bank	37,609	[a]	974,073
Oritani Financial	144,342		2,446,597
Pacific Premier Bancorp	124,016	[a]	5,010,246
Provident Financial Services	180,056		4,897,523
S&T Bancorp	98,465		4,026,234
ServisFirst Bancshares	138,537		5,681,402
Simmons First National, Cl. A	116,630		6,729,551
Southside Bancshares	92,039		3,259,101
Tompkins Financial	34,389		2,995,970
TrustCo Bank	313,655		2,877,785
United Community Banks	237,971		6,525,165
Walker & Dunlop	93,067	[a]	5,108,448
Westamerica Bancorporation	76,563		4,458,263
			228,490,035
Capital Goods - 11.4%
AAON	128,207		4,487,245
AAR	102,453		3,984,397
Actuant, Cl. A	179,015		4,564,882
Aegion	98,573	[a]	2,295,765
Aerojet Rocketdyne Holdings	240,472	[a]	7,594,106
Aerovironment	65,648	[a]	3,358,552
Alamo Group	34,242		3,612,531
Albany International, Cl. A	83,474		5,037,656
American Woodmark	44,589	[a]	4,307,297
Apogee Enterprises	91,205		4,353,215
Applied Industrial Technologies	125,093		7,962,169
Astec Industries	59,326		3,081,986
Axon Enterprise	156,397	[a]	3,592,439
AZZ	76,357		3,649,865
Barnes Group	155,770		10,139,069
Briggs & Stratton	128,112		3,228,422
Chart Industries	95,751	[a]	4,165,169
CIRCOR International	53,248		2,340,250
Comfort Systems USA	114,860		5,088,298
Cubic	73,171		3,991,478

8

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Capital Goods - 11.4% (continued)
DXP Enterprises	50,754	[a]	1,627,681
Encore Wire	64,704		2,921,386
Engility Holdings	61,337	[a]	2,065,217
EnPro Industries	67,368		5,641,396
ESCO Technologies	74,493		4,316,869
Federal Signal	179,024		3,822,162
Franklin Electric	118,180		5,377,190
General Cable	149,844		3,139,232
Gibraltar Industries	105,410	[a]	3,504,883
Griffon	99,869		2,252,046
Harsco	261,655	[a]	5,560,169
Hillenbrand	210,856		8,339,355
Insteel Industries	54,724		1,398,198
John Bean Technologies	94,039		10,052,769
Kaman	79,932		4,471,396
Lindsay	35,573		3,257,064
Lydall	51,871	[a]	2,998,144
Mercury Systems	149,922	[a]	7,566,563
Moog, Cl. A	104,155	[a]	9,140,643
Mueller Industries	181,444		6,305,179
MYR Group	51,556	[a]	1,644,121
National Presto Industries	15,285		1,786,817
Orion Marine Group	73,747	[a]	530,978
Patrick Industries	50,403	[a]	4,687,479
PGT	141,449	[a]	1,994,431
Powell Industries	29,413		852,389
Proto Labs	78,622	[a]	6,859,769
Quanex Building Products	102,840		2,257,338
Raven Industries	121,425		4,085,951
Simpson Manufacturing	123,316		6,873,634
SPX	140,380	[a]	4,111,730
SPX FLOW	140,855	[a]	5,807,452
Standex International	36,543		3,784,028
Tennant	49,621		3,441,216
The Greenbrier Companies	85,682		4,472,600
Titan International	138,122		1,345,308
Trex	92,007	[a]	10,070,166
Triumph Group	156,576		4,861,685
Universal Forest Products	63,563		7,176,263
Veritiv	33,189	[a]	1,067,026
Vicor	25,576	[a]	551,163
Wabash National	193,216		4,347,360

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Capital Goods - 11.4% (continued)
Watts Water Technologies, Cl. A	92,807		6,255,192
			273,456,429
Commercial & Professional Services - 5.3%
ABM Industries	169,371		7,108,501
Brady, Cl. A	161,634		6,150,174
Essendant	143,548		1,389,545
Exponent	75,914		5,606,249
FTI Consulting	124,772	[a]	5,334,003
Healthcare Services Group	220,779		11,677,001
Heidrick & Struggles International	54,834		1,362,625
Insperity	58,581		5,559,337
Interface	191,631		4,369,187
Kelly Services, Cl. A	99,865		2,627,448
Korn/Ferry International	182,096		7,617,076
LSC Communications	109,317		1,768,749
Matthews International, Cl. A	101,118		6,355,266
Mobile Mini	138,525		4,585,177
Multi-Color	41,674		3,446,440
Navigant Consulting	154,002	[a]	2,665,775
On Assignment	157,833	[a]	9,662,536
R.R. Donnelley & Sons Co.	228,855		2,105,466
Resources Connection	95,625		1,506,094
Team	87,280	[a]	1,073,544
Tetra Tech	175,859		8,661,056
TrueBlue	135,099	[a]	3,661,183
UniFirst	45,753		7,206,097
US Ecology	61,855		2,941,205
Viad	62,872		3,649,720
WageWorks	124,288	[a]	7,923,360
			126,012,814
Consumer Durables & Apparel - 3.9%
Callaway Golf	302,117		4,359,548
Cavco Industries	24,094	[a]	3,780,349
Crocs	233,582	[a]	2,382,536
Ethan Allen Interiors	84,459		2,512,655
Fossil Group	135,584	[a]	1,068,402
G-III Apparel Group	126,499	[a]	3,205,485
Iconix Brand Group	163,334	[a]	267,868
Installed Building Products	59,086	[a]	4,118,294
iRobot	88,228	[a]	5,928,039
La-Z-Boy	153,212		4,129,063
LGI Homes	53,631	[a]	3,235,558
M.D.C. Holdings	146,346		5,420,656

10

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Consumer Durables & Apparel - 3.9% (continued)
M/I Homes	81,935	[a]	2,736,629
Meritage Homes	117,197	[a]	5,707,494
Movado Group	54,271		1,503,307
Nautilus	99,892	[a]	1,298,596
Oxford Industries	61,772		3,990,471
Perry Ellis International	43,708	[a]	1,017,959
Steven Madden	169,041	[a]	6,592,599
Sturm Ruger & Co.	55,045		2,727,480
TopBuild	110,481	[a]	7,290,641
Unifi	44,260	[a]	1,684,093
Universal Electronics	38,791	[a]	2,327,460
Vera Bradley	61,717	[a]	444,362
Vista Outdoor	180,113	[a]	3,766,163
William Lyon Homes, Cl. A	75,158	[a]	2,085,635
Wolverine World Wide	316,969		8,653,254
			92,234,596
Consumer Services - 3.3%
American Public Education	54,730	[a]	1,094,600
Belmond, Cl. A	235,104	[a]	3,091,618
Biglari Holdings	2,754	[a]	984,390
BJ's Restaurants	60,306		1,911,700
Boyd Gaming	253,596		7,412,611
Capella Education	36,458		2,969,504
Career Education	213,793	[a]	2,283,309
Chuy's Holdings	52,734	[a]	1,186,515
Dave & Buster's Entertainment	139,812	[a]	6,738,938
DineEquity	53,081		2,527,186
El Pollo Loco Holdings	66,016	[a]	759,184
Fiesta Restaurant Group	83,725	[a]	1,385,649
Marcus	55,414		1,504,490
Marriott Vacations Worldwide	75,527		9,940,864
Monarch Casino & Resort	37,681	[a]	1,680,949
Penn National Gaming	270,565	[a]	7,059,041
Red Robin Gourmet Burgers	39,786	[a]	2,721,362
Regis	100,042	[a]	1,493,627
Ruby Tuesday	150,203	[a]	355,981
Ruth's Hospitality Group	108,601		2,291,481
Scientific Games, Cl. A	167,184	[a]	7,957,958
Shake Shack, Cl. A	51,507	[a]	1,955,206
Sonic	134,629		3,419,577
Strayer Education	33,542		3,143,892
Wingstop	91,676		3,105,066
			78,974,698

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Diversified Financials - 3.9%
Apollo Commercial Real Estate Finance	331,328	[b]	5,987,097
ARMOUR Residential	130,045	[b]	3,257,627
Capstead Mortgage	289,004	[b]	2,549,015
Donnelley Financial Solutions	106,130	[a]	2,281,795
Encore Capital Group	72,184	[a]	3,352,947
Enova International	118,128	[a]	1,754,201
Evercore, Cl. A	127,765		10,233,976
EZCORP, Cl. A	131,952	[a]	1,352,508
Financial Engines	201,287		7,266,461
FirstCash	148,949		9,510,394
Green Dot, Cl. A	140,980	[a]	7,982,288
Greenhill & Co.	84,431		1,545,087
Interactive Brokers Group, Cl. A	212,035		11,454,131
INTL. FCStone	43,274	[a]	1,796,304
Investment Technology Group	104,540		2,453,554
Piper Jaffray	46,747		3,417,206
PRA Group	134,454	[a]	3,751,267
Virtus Investment Partners	22,184		2,582,218
Waddell & Reed Financial, Cl. A	256,399		4,792,097
WisdomTree Investments	375,805		4,167,677
World Acceptance	19,850	[a]	1,736,875
			93,224,725
Energy - 3.1%
Archrock	235,593		2,827,116
Bill Barrett	240,699	[a]	1,186,646
Bristow Group	99,249		936,911
CARBO Ceramics	64,206	[a]	531,626
Carrizo Oil & Gas	243,664	[a]	4,310,416
Cloud Peak Energy	234,841	[a]	998,074
Contango Oil & Gas	113,784	[a]	453,998
Denbury Resources	1,280,238	[a]	1,574,693
Era Group	55,725	[a]	599,601
Exterran	104,040	[a]	3,357,371
Geospace Technologies	49,202	[a]	739,014
Green Plains	108,388		1,994,339
Gulf Island Fabrication	45,208		594,485
Helix Energy Solutions Group	420,614	[a]	2,868,587
Matrix Service	78,821	[a]	1,111,376
McDermott International	911,033	[a]	6,031,038
Newpark Resources	276,401	[a]	2,418,509
Noble	747,487	[a]	3,109,546
Oil States International	167,607	[a]	3,863,341
Par Pacific Holdings	89,790	[a]	1,884,692

12

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Energy - 3.1% (continued)
PDC Energy	202,552	[a]	10,315,973
Pioneer Energy Services	257,652	[a]	489,539
REX American Resources	18,833	[a]	1,660,694
SEACOR Holdings	56,315	[a]	2,658,068
SRC Energy	608,790	[a]	5,807,857
Tesco	152,989	[a]	589,008
TETRA Technologies	393,005	[a]	1,116,134
Unit	161,808	[a]	3,029,046
US Silica Holdings	250,211		7,633,938
			74,691,636
Food & Staples Retailing - .3%
Andersons	80,789		3,025,548
SpartanNash	114,518		2,811,417
SUPERVALU	116,677	[a]	1,900,668
			7,737,633
Food, Beverage & Tobacco - 1.9%
B&G Foods	192,388		6,117,938
Bob Evans Farms	62,320		4,810,481
Calavo Growers	51,213		3,774,398
Cal-Maine Foods	82,208	[a]	3,699,360
Coca-Cola Bottling Co Consolidated	14,880		3,356,333
Darling Ingredients	517,354	[a]	9,441,710
J&J Snack Foods	47,094		6,271,508
John B. Sanfilippo & Son	28,321		1,666,691
Seneca Foods, Cl. A	18,438	[a]	663,768
Universal	79,098		4,536,270
			44,338,457
Health Care Equipment & Services - 8.3%
Abaxis	65,938		3,191,399
Aceto	93,498		941,525
Almost Family	34,707	[a]	1,535,785
Amedisys	89,697	[a]	4,315,323
AMN Healthcare Services	153,147	[a]	6,723,153
Analogic	39,396		3,163,499
AngioDynamics	128,315	[a]	2,177,506
Anika Therapeutics	45,022	[a]	2,459,552
BioTelemetry	94,326	[a]	2,740,170
Cantel Medical	111,963		10,981,331
Chemed	50,453		11,272,714
Community Health Systems	352,706	[a]	2,080,965
Computer Programs & Systems	37,287		1,124,203
CONMED	76,597		3,999,895
CorVel	36,185	[a]	2,171,100

13

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Health Care Equipment & Services - 8.3% (continued)
Cross Country Healthcare	115,714	[a]	1,579,496
CryoLife	95,016	[a]	1,848,061
Diplomat Pharmacy	145,776	[a]	3,068,585
Ensign Group	139,368		3,216,613
Haemonetics	172,004	[a]	8,180,510
HealthEquity	158,805	[a]	7,975,187
HealthStream	83,419	[a]	2,040,429
Heska	21,651	[a]	2,110,973
HMS Holdings	262,531	[a]	5,051,096
ICU Medical	43,607	[a]	8,333,298
Inogen	55,109	[a]	5,451,933
Integer Holdings	88,062	[a]	4,279,813
Integra LifeSciences Holdings	200,272	[a]	9,368,724
Invacare	102,914		1,595,167
Kindred Healthcare	267,452		1,618,085
Lantheus Holdings	99,391	[a]	1,977,881
LeMaitre Vascular	40,915		1,309,689
LHC Group	51,085	[a]	3,412,989
Magellan Health	75,956	[a]	6,479,047
Meridian Bioscience	153,753		2,298,607
Merit Medical Systems	155,955	[a]	5,934,088
Natus Medical	104,601	[a]	4,435,082
Neogen	119,744	[a]	9,603,469
Omnicell	119,519	[a]	5,952,046
OraSure Technologies	181,803	[a]	3,590,609
Orthofix International	57,203	[a]	3,073,517
PharMerica	99,353	[a]	2,911,043
Providence Service	34,346	[a]	1,909,638
Quality Systems	160,242	[a]	2,254,605
Quorum Health	109,598	[a]	626,901
Select Medical Holdings	318,191	[a]	6,093,358
Surmodics	47,797	[a]	1,421,961
Tivity Health	108,597	[a]	5,022,611
U.S. Physical Therapy	35,970		2,444,162
Varex Imaging	116,983		4,020,706
			199,368,099
Household & Personal Products - .6%
Central Garden & Pet	33,615	[a]	1,283,421
Central Garden & Pet, Cl. A	107,077	[a]	3,952,212
Inter Parfums	52,355		2,424,037
Medifast	33,448		2,087,155
WD-40	41,123		4,558,485
			14,305,310

14

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Insurance - 3.2%
American Equity Investment Life Holding	284,002		8,380,899
AMERISAFE	57,453		3,717,209
eHealth	47,226	[a]	1,198,596
Employers Holdings	93,530		4,461,381
HCI Group	23,777		890,686
Horace Mann Educators	125,609		5,501,674
Infinity Property & Casualty	32,922		3,106,191
Maiden Holdings	232,765		1,920,311
Navigators Group	70,175		4,070,150
ProAssurance	171,027		9,586,063
RLI	122,196		7,220,562
Safety Insurance Group	48,787		4,010,291
Selective Insurance Group	181,024		10,789,030
Stewart Information Services	78,776		2,988,761
Third Point Reinsurance	216,350	[a]	3,613,045
United Fire Group	60,770		2,800,889
United Insurance Holdings	43,401		683,132
Universal Insurance Holdings	108,825		2,595,476
			77,534,346
Materials - 5.3%
A. Schulman	90,726		3,565,532
AdvanSix	100,720	[a]	4,660,315
AK Steel Holding	982,297	[a]	4,508,743
American Vanguard	98,959		2,226,578
Balchem	96,326		8,119,319
Boise Cascade	122,998	[a]	4,360,279
Calgon Carbon	149,142		3,236,381
Century Aluminum	155,320	[a]	2,174,480
Clearwater Paper	50,955	[a]	2,351,573
Deltic Timber	34,598		3,204,121
Flotek Industries	209,143	[a]	1,028,984
FutureFuel	86,661		1,315,514
H.B. Fuller	155,559		8,846,640
Hawkins	28,601		1,089,698
Haynes International	34,649		1,236,276
Ingevity	137,418	[a]	9,788,284
Innophos Holdings	67,095		3,282,958
Innospec	71,174		4,402,112
Kaiser Aluminum	52,638		5,220,637
KapStone Paper and Packaging	271,499		6,097,868
Koppers Holdings	65,729	[a]	3,191,143
Kraton	91,894	[a]	4,505,563

15

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Materials - 5.3% (continued)
LSB Industries	57,740	[a]	435,937
Materion	64,489		3,311,510
Myers Industries	79,751		1,722,622
Neenah Paper	50,788		4,408,398
Olympic Steel	23,456		442,849
P.H. Glatfelter	125,800		2,636,768
Quaker Chemical	40,592		6,304,749
Rayonier Advanced Materials	134,235		1,928,957
Schweitzer-Mauduit International	86,661		3,659,694
Stepan	64,904		5,183,233
SunCoke Energy	199,353	[a]	2,210,825
TimkenSteel	121,988	[a]	1,707,832
Tredegar	69,181		1,338,652
US Concrete	48,162	[a]	3,766,268
			127,471,292
Media - .8%
E.W. Scripps, Cl. A	168,997	[a]	2,930,408
Gannet Company	348,386		3,030,958
New Media Investment Group	167,329		2,672,244
Scholastic	90,241		3,333,503
Time	320,616		3,719,146
World Wrestling Entertainment, Cl. A	120,387		3,193,867
			18,880,126
Pharmaceuticals, Biotechnology & Life Sciences - 4.2%
Acorda Therapeutics	147,597	[a]	3,922,390
AMAG Pharmaceuticals	112,169	[a]	1,761,053
Amphastar Pharmaceuticals	120,768	[a]	2,182,278
ANI Pharmaceuticals	28,548	[a]	1,658,068
Cambrex	105,275	[a]	4,553,144
Cytokinetics	158,472	[a]	2,163,143
Depomed	210,720	[a]	1,019,885
Eagle Pharmaceuticals	28,221	[a]	1,516,879
Emergent BioSolutions	114,382	[a]	4,688,518
Enanta Pharmaceuticals	38,810	[a]	1,927,693
Impax Laboratories	234,281	[a]	4,252,200
Innoviva	246,512	[a]	3,017,307
Lannett	92,146	[a]	1,833,705
Ligand Pharmaceuticals	65,506	[a]	9,521,297
Luminex	131,112		2,799,241
Medicines	194,998	[a]	5,604,243
MiMedx Group	335,987	[a]	4,260,315
Momenta Pharmaceuticals	239,586	[a]	3,378,163
Myriad Genetics	212,940	[a]	7,299,583

16

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 4.2% (continued)
Nektar Therapeutics	483,079	[a]	11,637,373
Phibro Animal Health, Cl. A	65,028		2,448,304
Progenics Pharmaceuticals	224,953	[a]	1,392,459
Repligen	115,498	[a]	4,296,526
Spectrum Pharmaceuticals	260,098	[a]	5,095,320
Sucampo Pharmaceuticals, Cl. A	79,425	[a]	794,250
Supernus Pharmaceuticals	159,801	[a]	6,647,722
			99,671,059
Real Estate - 5.7%
Acadia Realty Trust	246,390	[b]	6,935,878
Agree Realty	84,088	[b]	3,976,522
American Assets Trust	130,980	[b]	5,080,714
Armada Hoffler Properties	103,447	[b]	1,476,189
CareTrust	243,605	[b]	4,604,134
CBL & Associates Properties	532,379	[b]	4,173,851
Cedar Realty Trust	228,442	[b]	1,242,724
Chatham Lodging Trust	124,469	[b]	2,707,201
Chesapeake Lodging Trust	189,771	[b]	5,294,611
DiamondRock Hospitality	651,978	[b]	7,080,481
EastGroup Properties	106,502	[b]	9,648,016
Four Corners Property Trust	200,482	[b]	4,947,896
Franklin Street Properties	285,117	[b]	2,851,170
Getty Realty	119,663	[b]	3,399,626
Government Properties Income Trust	299,413	[b]	5,440,334
Hersha Hospitality Trust	134,565	[b]	2,380,455
HFF, Cl. A	111,218		4,878,021
Independence Realty Trust	206,119	[b]	2,092,108
Kite Realty Group Trust	257,904	[b]	4,820,226
Lexington Realty Trust	652,240	[b]	6,600,669
LTC Properties	133,812	[b]	6,223,596
National Storage Affiliates Trust	120,282	[b]	2,981,791
Pennsylvania Real Estate Investment Trust	199,185	[b]	1,936,078
PS Business Parks	65,287	[b]	8,639,429
Ramco-Gershenson Properties Trust	260,279	[b]	3,287,324
RE/MAX Holdings, Cl. A	56,143		3,733,510
Retail Opportunity Investments	369,778	[b]	6,648,608
Saul Centers	38,010	[b]	2,323,171
Summit Hotel Properties	338,503	[b]	5,351,732
Universal Health Realty Income Trust	41,827	[b]	3,062,155
Urstadt Biddle Properties, Cl. A	117,726	[b]	2,558,186

17

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Real Estate - 5.7% (continued)
Whitestone	102,348	[b]	1,367,369
			137,743,775
Retailing - 4.9%
Abercrombie & Fitch, Cl. A	199,022		2,672,865
Asbury Automotive Group	64,361	[a]	3,951,765
Ascena Retail Group	426,045	[a]	826,527
Barnes & Noble	197,919		1,385,433
Barnes and Noble Education	94,989	[a]	517,690
Big 5 Sporting Goods	47,284		300,253
Buckle	93,441		1,537,104
Caleres	140,961		3,852,464
Cato, Cl. A	83,389		1,072,383
Chico's FAS	402,571		3,216,542
Core-Mark Holding	142,636		4,858,182
DSW, Cl. A	240,453		4,604,675
Express	245,903	[a]	1,664,763
Finish Line, Cl. A	124,910		1,157,916
Five Below	171,951	[a]	9,500,293
Francesca's Holdings	131,828	[a]	852,927
Fred's, Cl. A	98,401		433,948
FTD Cos.	62,843	[a]	678,704
Genesco	55,758	[a]	1,366,071
Group 1 Automotive	59,733		4,693,222
Guess?	177,014		2,869,397
Haverty Furniture Cos.	71,041		1,694,328
Hibbett Sports	68,196	[a]	872,909
J.C. Penney	998,217	[a]	2,795,008
Kirkland's	50,437	[a]	590,113
Lithia Motors, Cl. A	76,713		8,682,377
Lumber Liquidators Holdings	89,007	[a]	2,739,635
MarineMax	64,258	[a]	1,191,986
Monro	101,876		5,027,581
NutriSystem	91,226		4,556,739
Ollie's Bargain Outlet Holdings	152,684	[a]	6,817,341
PetMed Express	67,073		2,371,701
Rent-A-Center	163,690		1,627,079
RH	60,145	[a]	5,408,238
Select Comfort	136,567	[a]	4,438,427
Shoe Carnival	32,190		604,206
Shutterfly	106,461	[a]	4,545,885
Sonic Automotive, Cl. A	80,343		1,594,809
Tailored Brands	161,188		2,490,355
The Children's Place	55,275		6,013,920

18

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Retailing - 4.9% (continued)
Tile Shop Holdings	104,749		895,604
Vitamin Shoppe	70,182	[a]	322,837
Zumiez	51,508	[a]	909,116
			118,203,318
Semiconductors & Semiconductor Equipment - 4.5%
Advanced Energy Industries	127,883	[a]	10,834,248
Axcelis Technologies	98,030	[a]	3,225,187
Brooks Automation	219,639		7,553,385
Cabot Microelectronics	84,095		8,129,464
CEVA	70,993	[a]	3,428,962
Cohu	83,022		2,141,968
Diodes	128,530	[a]	4,413,720
DSP Group	90,548	[a]	1,213,343
Kopin	154,486	[a]	542,246
Kulicke & Soffa Industries	219,069	[a]	4,961,913
MaxLinear	186,285	[a]	4,558,394
MKS Instruments	173,379		18,837,628
Nanometrics	89,464	[a]	2,529,147
Photronics	213,465	[a]	2,070,611
Power Integrations	92,445		7,427,956
Rambus	347,400	[a]	5,110,254
Rudolph Technologies	112,245	[a]	3,114,799
Semtech	205,839	[a]	8,449,691
SolarEdge Technologies	113,556	[a]	3,730,315
Veeco Instruments	151,423	[a]	2,733,185
Xperi	148,203		3,408,669
			108,415,085
Software & Services - 4.9%
8x8	284,393	[a]	3,796,647
Agilysys	45,484	[a]	558,089
Barracuda Networks	125,731	[a]	2,930,790
Blucora	142,739	[a]	3,097,436
Bottomline Technologies	115,775	[a]	3,769,634
CACI International, Cl. A	77,982	[a]	11,209,912
Cardtronics, Cl. A	136,110	[a]	3,116,919
CSG Systems International	105,199		4,454,126
DHI Group	168,336	[a]	370,339
Ebix	68,285		4,639,966
ExlService Holdings	107,083	[a]	6,684,121
Forrester Research	30,506		1,333,112
Gigamon	117,542	[a]	4,525,367
Liquidity Services	73,782	[a]	420,557
LivePerson	170,901	[a]	2,401,159

19

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Software & Services - 4.9% (continued)
ManTech International, Cl. A	77,727		3,607,310
MicroStrategy, Cl. A	28,697	[a]	3,795,465
Monotype Imaging Holdings	105,453		2,430,692
NIC	212,461		3,611,837
Perficient	131,205	[a]	2,551,937
Progress Software	158,111		6,692,839
Qualys	98,039	[a]	5,186,263
QuinStreet	95,615	[a]	850,974
Shutterstock	60,420	[a]	2,355,776
SPS Commerce	56,973	[a]	2,800,793
Stamps.com	48,510	[a]	10,885,644
Sykes Enterprises	123,559	[a]	3,575,797
Synchronoss Technologies	141,911	[a]	1,607,852
TeleTech Holdings	49,843		2,075,961
TiVo	375,408		6,813,655
VASCO Data Security International	104,096	[a]	1,415,706
Virtusa	84,631	[a]	3,229,519
XO Group	82,868	[a]	1,654,045
			118,450,239
Technology Hardware & Equipment - 6.4%
ADTRAN	141,990		2,995,989
Anixter International	93,315	[a]	6,410,740
Applied Optoelectronics	60,907	[a]	2,481,351
Badger Meter	92,630		4,057,194
Bel Fuse, Cl. B	27,512		890,013
Benchmark Electronics	161,358	[a]	4,994,030
Black Box	72,254		223,987
CalAmp	106,148	[a]	2,412,744
Comtech Telecommunications	77,415		1,665,197
Control4	57,981	[a]	1,707,540
Cray	127,489	[a]	2,632,648
CTS	106,816		2,905,395
Daktronics	137,357		1,410,656
Digi International	93,090	[a]	968,136
Electro Scientific Industries	97,545	[a]	1,745,080
Electronics For Imaging	145,570	[a]	4,492,290
ePlus	43,395	[a]	4,148,562
Fabrinet	115,073	[a]	4,278,414
FARO Technologies	43,141	[a]	2,234,704
Harmonic	196,985	[a]	728,845
II-VI	166,379	[a]	7,520,331
Insight Enterprises	107,236	[a]	4,830,982
Itron	109,960	[a]	8,593,374

20

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Technology Hardware & Equipment - 6.4% (continued)
KEMET	151,648	[a]	3,895,837
Lumentum Holdings	188,232	[a]	11,886,851
Methode Electronics	115,303		5,407,711
MTS Systems	52,593		2,737,466
NETGEAR	94,708	[a]	4,418,128
Oclaro	521,490	[a]	4,312,722
OSI Systems	50,734	[a]	4,483,871
Park Electrochemical	70,282		1,326,924
Plexus	104,106	[a]	6,395,232
Rogers	58,056	[a]	8,829,156
Sanmina	234,497	[a]	7,673,914
ScanSource	84,827	[a]	3,643,320
Super Micro Computer	109,500	[a]	2,179,050
TTM Technologies	300,099	[a]	4,735,562
Viavi Solutions	725,812	[a]	6,735,535
			152,989,481
Telecommunication Services - 1.2%
ATN International	33,311		1,808,454
Cincinnati Bell	138,615	[a]	2,647,547
Cogent Communications Holdings	132,821		7,159,052
Consolidated Communications Holdings	208,538		3,997,673
General Communication, Cl. A	80,737	[a]	3,301,336
Iridium Communications	255,143	[a]	3,061,716
Lumos Networks	71,016	[a]	1,275,447
Spok Holdings	60,334		1,022,661
Vonage Holdings	648,573	[a]	5,272,898
			29,546,784
Transportation - 2.2%
Allegiant Travel	37,709		5,143,508
ArcBest	78,181		2,548,701
Atlas Air Worldwide Holdings	80,190	[a]	4,919,656
Echo Global Logistics	80,354	[a]	1,932,514
Forward Air	102,826		5,906,325
Hawaiian Holdings	171,780		5,754,630
Heartland Express	168,979		3,604,322
Hub Group, Cl. A	102,307	[a]	4,429,893
Marten Transport	110,404		2,169,439
Matson	134,272		3,656,227
Roadrunner Transportation Systems	125,716	[a]	1,106,301
Saia	76,311	[a]	4,944,953
SkyWest	160,122		7,541,746
			53,658,215

21

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Utilities - 2.9%
ALLETE	164,463		12,885,676
American States Water	107,385		5,771,944
Avista	196,940		10,288,146
California Water Service Group	151,653		6,369,426
El Paso Electric	136,491		7,848,232
Northwest Natural Gas	86,333		5,728,195
South Jersey Industries	258,050		8,765,958
Spire	155,438		12,271,830
			69,929,407
Total Common Stocks (cost $1,630,078,196)			2,390,974,139
	Principal Amount ($)
Short-Term Investments - .0%
U.S. Treasury Bills
1.05%, 12/7/17 (cost $649,320)	650,000	[c]	649,363
	Shares
Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,628,182)	11,628,182	[d]	11,628,182
Total Investments (cost $1,642,355,698)	100.1%		2,403,251,684
Liabilities, Less Cash and Receivables	(.1%)		(1,692,516)
Net Assets	100.0%		2,401,559,168

a Non-income producing security.

b Investment in real estate investment trust.

c Held by a counterparty for open futures contracts.

d Investment in affiliated money market mutual fund.

22

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	11.4
Banks	9.5
Health Care Equipment & Services	8.3
Technology Hardware & Equipment	6.4
Real Estate	5.7
Materials	5.3
Commercial & Professional Services	5.3
Software & Services	4.9
Retailing	4.9
Semiconductors & Semiconductor Equipment	4.5
Pharmaceuticals, Biotechnology & Life Sciences	4.2
Diversified Financials	3.9
Consumer Durables & Apparel	3.9
Consumer Services	3.3
Insurance	3.2
Energy	3.1
Utilities	2.9
Transportation	2.2
Automobiles & Components	1.9
Food, Beverage & Tobacco	1.9
Telecommunication Services	1.2
Media	.8
Household & Personal Products	.6
Short-Term/Money Market Investments	.5
Food & Staples Retailing	.3
100.1

† Based on net assets.

See notes to financial statements.

23

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16($)	Purchases($)	Sales($)	Value 10/31/17($)	Net Assets(%)	Dividend/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,260,965	385,567,111	386,199,894	11,628,182.5		97,297
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	139,710,183	368,867,788	508,577,971	-	-	-
Total	151,971,148	754,434,899	894,777,865	11,628,182.5		97,297

See notes to financial statements.

24

STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation ($)
Futures Long
E-mini Russell 2000	178	12/2017	13,368,344	13,374,030	5,686
Gross Unrealized Appreciation				5,686

See notes to financial statements.

25

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,630,727,516	2,391,623,502
Affiliated issuers	11,628,182	11,628,182
Cash		1,688,665
Dividends receivable		875,121
Receivable for shares of Common Stock subscribed		695,670
Receivable for futures variation margin—Note 4		90,845
Other assets		32,103
		2,406,634,088
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		966,472
Payable for shares of Common Stock redeemed		4,103,448
Accrued expenses		5,000
		5,074,920
Net Assets ($)		2,401,559,168
Composition of Net Assets ($):
Paid-in capital		1,493,644,130
Accumulated undistributed investment income—net		14,698,497
Accumulated net realized gain (loss) on investments		132,314,869
Accumulated net unrealized appreciation (depreciation) on investments (including $5,686 net unrealized appreciation on futures)		760,901,672
Net Assets ($)		2,401,559,168

Net Asset Value Per Share	Investor Shares	Class I
Net Assets ($)	2,214,225,171	187,333,997
Shares Outstanding	67,328,018	5,692,143
Net Asset Value Per Share ($)	32.89	32.91

See notes to financial statements.

26

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $4,469 foreign taxes withheld at source):
Unaffiliated issuers	31,581,991
Affiliated issuers	97,297
Income from securities lending—Note 1(b)	630,511
Interest	14,836
Total Income	32,324,635
Expenses:
Management fee—Note 3(a)	5,797,850
Shareholder servicing costs—Note 3(b)	5,450,759
Directors’ fees—Note 3(a,c)	186,828
Loan commitment fees—Note 2	51,174
Interest expense—Note 2	3,188
Total Expenses	11,489,799
Less—Directors’ fees reimbursed by Dreyfus—Note 3(a)	(186,828)
Net Expenses	11,302,971
Investment Income—Net	21,021,664
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	140,832,980
Net realized gain (loss) on futures	3,048,683
Net Realized Gain (Loss)	143,881,663
Net unrealized appreciation (depreciation) on investments	365,453,319
Net unrealized appreciation (depreciation) on futures	385,568
Net Unrealized Appreciation (Depreciation)	365,838,887
Net Realized and Unrealized Gain (Loss) on Investments	509,720,550
Net Increase in Net Assets Resulting from Operations	530,742,214

See notes to financial statements.

27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016	[a]
Operations ($):
Investment income—net	21,021,664	19,540,895
Net realized gain (loss) on investments	143,881,663	121,725,403
Net unrealized appreciation (depreciation) on investments	365,838,887	(33,496,827)
Net Increase (Decrease) in Net Assets Resulting from Operations	530,742,214	107,769,471
Distributions to Shareholders from ($):
Investment income—net:
Investor Shares	(19,494,564)	(17,304,367)
Class I	(1,254,803)	-
Net realized gain on investments:
Investor Shares	(116,963,357)	(158,389,098)
Class I	(6,053,760)	-
Total Distributions	(143,766,484)	(175,693,465)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	588,678,557	638,104,376
Class I	181,799,843	2,748,571
Distributions reinvested:
Investor Shares	136,043,927	171,570,276
Class I	3,948,468	-
Cost of shares redeemed:
Investor Shares	(875,095,404)	(505,221,828)
Class I	(15,581,746)	(62,828)
Increase (Decrease) in Net Assets from Capital Stock Transactions	19,793,645	307,138,567
Total Increase (Decrease) in Net Assets	406,769,375	239,214,573
Net Assets ($):
Beginning of Period	1,994,789,793	1,755,575,220
End of Period	2,401,559,168	1,994,789,793
Undistributed investment income—net	14,698,497	14,426,200
Capital Share Transactions (Shares):
Investor Shares[b]
Shares sold	19,107,622	23,778,799
Shares issued for distributions reinvested	4,509,771	6,581,700
Shares redeemed	(28,598,982)	(18,723,162)
Net Increase (Decrease) in Shares Outstanding	(4,981,589)	11,637,337
Class Ib
Shares sold	5,970,795	96,313
Shares issued for distributions reinvested	131,065	-
Shares redeemed	(503,796)	(2,234)
Net Increase (Decrease) in Shares Outstanding	5,598,064	94,079

a On August 31, 2016, the fund redesignated existing shares as Investors shares and commenced offering Class I shares.
b During the period ending October 31, 2017, 19,770 Investor shares representing $615,344 were exchanged for 19,768 Class I shares.
See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Investor Shares	2017	2016[a]	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	27.55	28.94	30.45	29.16	21.95
Investment Operations:
Investment income—net[b]	.27	.29	.28	.22	.28
Net realized and unrealized gain (loss) on investments	7.02	1.20	.52	2.34	7.88
Total from Investment Operations	7.29	1.49	.80	2.56	8.16
Distributions:
Dividends from investment income—net	(.28)	(.28)	(.24)	(.21)	(.32)
Dividends from net realized gain on investments	(1.67)	(2.60)	(2.07)	(1.06)	(.63)
Total Distributions	(1.95)	(2.88)	(2.31)	(1.27)	(.95)
Net asset value, end of period	32.89	27.55	28.94	30.45	29.16
Total Return (%)	27.11	5.73	2.54	8.91	38.63
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.51	.51	.51	.51	.51
Ratio of net expenses to average net assets	.50	.50	.50	.50	.50
Ratio of net investment income to average net assets	.89	1.06	.94	.75	1.13
Portfolio Turnover Rate	20.63	23.86	16.53	18.22	20.89
Net Assets, end of period ($ x 1,000)	2,214,225	1,992,196	1,755,575	1,809,956	1,628,365

a On August 31, 2016, the fund redesignated existing shares as Investor shares.

b Based on average shares outstanding.

See notes to financial statements.

29

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	27.57	28.69
Investment Operations:
Investment income—net[b]	.35	.01
Net realized and unrealized gain (loss) on investments	7.01	(1.13)
Total from Investment Operations	7.36	(1.12)
Dividends from investment income—net	(.35)	-
Dividends from net realized gain on investments	(1.67)	-
Total Distributions	(2.02)	-
Net asset value, end of period	32.91	27.57
Total Return (%)	27.38	(3.91)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.26	.27[d]
Ratio of net expenses to average net assets	.25	.26[d]
Ratio of net investment income to average net assets	1.10	.55[d]
Portfolio Turnover Rate	20.63	23.86
Net Assets, end of period ($ x 1,000)	187,334	2,594

a From August 31, 2016 (commencement of initial offering) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

30

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Smallcap Stock Index Fund (the “fund”) is a separate non-diversified series of Dreyfus Index Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three series, including the fund. The fund’s investment objective is to seek to match the performance of the S&P SmallCap 600® Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue 300 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Investor shares (200 million shares authorized) and Class I (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

31

NOTES TO FINANCIAL STATEMENTS (continued)

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is

32

used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

33

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities— Domestic Common Stocks†	2,380,494,561	-	-	2,380,494,561
Equity Securities— Foreign Common Stocks†	10,479,578	-	-	10,479,578
Registered Investment Companies	11,628,182	-	-	11,628,182
U.S. Treasury	-	649,363	-	649,363
Liabilities ($)
Other Financial Instruments:
Futures††	5,686	-	-	5,686

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities

34

loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2017, The Bank of New York Mellon earned $140,834 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $37,117,061, undistributed capital gains $124,089,338 and unrealized appreciation $746,708,639.

35

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $25,364,545 and $17,304,367, and long-term capital gains $118,401,939 and $158,389,098, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2017 was approximately $169,300 with a related weighted average annualized interest rate of 1.88%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. Out of its fee, Dreyfus pays all of the expenses of the fund, except management fees, Shareholder Services Plan fees, brokerage fees and commissions, taxes, interest expense, commitment fees on borrowings, fees and expenses of interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2017, fees reimbursed by Dreyfus amounted to $186,828.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these

36

services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, the fund was charged $5,450,759 pursuant to the Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $510,497 and Shareholder Services Plan fees $471,247, which are offset against an expense reimbursement currently in effect in the amount of $15,272.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended October 31, 2017, amounted to $473,409,235 and $566,878,867, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Statement of Futures.

37

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Equity futures	17,254,102

At October 31, 2017, the cost of investments for federal income tax purposes was $1,656,543,045; accordingly, accumulated net unrealized appreciation on investments was $746,708,639, consisting of $878,483,929 gross unrealized appreciation and $131,775,290 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Smallcap Stock Index Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, investments in affiliated issuers and futures, of Dreyfus Smallcap Stock Index Fund (one of the series comprising Dreyfus Index Funds, Inc.) (the Fund) as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Smallcap Stock Index Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 92.74% of the ordinary dividends paid during the fiscal year ended October 31, 2017 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $20,076,679 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. The fund also hereby reports $.0013 per share as a short-term capital gain distribution and $.0090 per share as a long-term capital gain distribution paid on March 21, 2017 and also $.0614 per share as a short-term capital gain distribution and $1.6011 per share as a long-term capital gain distribution paid on December 28, 2016.

40

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Peggy C. Davis (74)

Board Member (71)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 45

———————

David P. Feldman (77)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 31

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Ehud Houminer (77)

Board Member (1996)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-present)

• Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

Lynn Martin (77)

Board Member (2012)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Robin A. Melvin (54)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

42

Dr. Martin Peretz (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 31

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

43

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

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RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

45

For More Information

Dreyfus Smallcap Stock Index Fund
200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Investor: DISSX Class I: DISIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0077AR1017

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $113,337 in 2016 and $116,170 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $19,290 in 2016 and $31,021 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $19,550 in 2016 and $32,659 in 2017. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,095 in 2016 and $3,393 in 2017. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,423,084 in 2016 and $32,905,415 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Index Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)